UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant (  )

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( )	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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( )	Definitive Additional Materials

( )	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ALJ Regional Holdings, Inc.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ALJ Regional Holdings, Inc.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON August 17, 2018

July 2, 2018

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of ALJ Regional Holdings, Inc. (the “Company”, “we” or “our”), which will be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 on August 17, 2018 at 10:00 a.m. Eastern Time.

We discuss the matters to be acted upon at the meeting in more detail in the attached notice of annual meeting and proxy statement (the “Proxy Statement”). There are six specific items for which you are being asked to vote:

1.

To elect Michael C. Borofsky, Jess M. Ravich and Anna Van Buren, each as a Class III director, to hold office until the Company’s 2021 Annual Meeting of Stockholders (or, if Proposal 2 is approved, until the Company’s 2019 Annual Meeting of Stockholders) or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal.

2.	To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to phase out the classified board structure of the Board of Directors.
3.

To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to eliminate the Preferred Stock and authorize the issuance of 5,000,000 shares of blank check preferred stock.

4.	To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the indemnification provisions.
5.	To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the Section 382 ownership change tax provisions.
6.	To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

Our Board of Directors recommends that you vote:

1.	“FOR” the three (3) individuals nominated for election to the Board of Directors.
2.

“FOR” the amendment and restatement of the Restated Certificate of Incorporation of the Company to phase out the classified board structure of the Board of Directors and provide for the annual election of directors.

3.

“FOR” the amendment and restatement of the Restated Certificate of Incorporation of the Company to eliminate the Preferred Stock and authorize the issuance of 5,000,000 shares of blank check preferred stock.

4.	“FOR” the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the indemnification provisions.
5.	“FOR” the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the Section 382 ownership change tax provisions.
6.	“FOR” ratification of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

We encourage you to read our annual report for the year ended September 30, 2017 on Form 10-K (the “Annual Report”) filed with the SEC on December 19, 2017, which may be found on the SEC’s EDGAR database at www.sec.gov.  It includes our audited financial statements and information about our operations, markets and products.

You can vote by following the instructions included in the Proxy Statement and the enclosed proxy card.  Please read these instructions carefully. If you have any questions or need assistance voting, please contact Okapi Partners LLC, our proxy solicitor assisting us in connection with the 2018 Annual Meeting, via phone at (855) 305-0856 or via email at info@okapipartners.com.

We hope that you can attend the Annual Meeting.  You may be requested to present valid, government-issued photo identification to gain admission to the Annual Meeting.  Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided.  Any record stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy or voted by telephone or the Internet.  Your vote is important, whether you own a few shares or many.

Thank you for your continued support of ALJ Regional Holdings, Inc.

Very truly yours,

/s/ Jess M. Ravich     .

Jess M. Ravich

Executive Chairman

This document is dated July 2, 2018 and is being first mailed to stockholders of ALJ Regional Holdings, Inc. on or about July 2, 2018.

244 Madison Avenue, PMB #358

New York, NY 10016

Telephone: (212) 883-0083

www.aljregionalholdings.com

ALJ Regional Holdings, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON August 17, 2018

TO THE STOCKHOLDERS OF ALJ REGIONAL HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ALJ Regional Holdings, Inc., a Delaware corporation (the “Company”, “we” or “our”), will be held on August 17, 2018 at 10:00 a.m. Eastern Time (the “Annual Meeting”) at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 for the following purposes:

1.To elect Michael C. Borofsky, Jess M. Ravich and Anna Van Buren, each as a Class III director, to hold office until the Company’s 2021 Annual Meeting of Stockholders (or, if Proposal 2 is approved, until the Company’s 2019 Annual Meeting of Stockholders) or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal.

2.To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to phase out the classified board structure of the Board of Directors.

3.To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to eliminate the Preferred Stock and authorize the issuance of 5,000,000 shares of blank check preferred stock.

4.To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the indemnification provisions.

5.To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the Section 382 ownership change tax provisions.

6.To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

7.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice (the “Proxy Statement”).

The Board of Directors of the Company has fixed the close of business on June 22, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relating to the Annual Meeting, during ordinary business hours at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please vote as promptly as possible by following the instructions included in the Proxy Statement and the enclosed proxy card in order to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card or vote by telephone or the Internet, you may still decide to attend the Annual Meeting and vote your shares in person. If you have any questions or need assistance voting, please contact Okapi Partners LLC, our proxy solicitor assisting us in connection with the 2018 Annual Meeting, via phone at (855) 305-0856 or via email at info@okapipartners.com.

Los Angeles, CA

July 2, 2018

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 17, 2018

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors (the “Board”) of ALJ Regional Holdings, Inc., a Delaware corporation (the “Company”), is soliciting proxies for use at the Annual Meeting of Stockholders to be held on August 17, 2018 at 10:00 a.m. Eastern Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement (the “Proxy Statement”) and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on August 17, 2018

Our Annual Report and Proxy Statement are available at www.voteproxy.com, the SEC’s EDGAR database at www.sec.gov and www.aljregionalholdings.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?

A:	To vote on the following proposals:

•       Proposal 1: To elect Michael C. Borofsky, Jess M. Ravich and Anna Van Buren, each as a Class III director, to hold office until the Company’s 2021 Annual Meeting of Stockholders (or, if Proposal 2 is approved, until the Company’s 2019 Annual Meeting of Stockholders) or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal.

•       Proposal 2: To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to phase out the classified board structure of the Board.

•       Proposal 3: To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to eliminate the Preferred Stock and authorize the issuance of 5,000,000 shares of blank check preferred stock.

•       Proposal 4: To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the indemnification provisions.

•       Proposal 5: To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the Section 382 ownership change tax provisions.

•       Proposal 6: To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

•       To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:	What are the Board’s recommendations?

A:	The Board recommends a vote:

•      “FOR” the three (3) individuals nominated for election to the Board.

•      “FOR” the amendment and restatement of the Restated Certificate of Incorporation of the Company to phase out the classified board structure of the Board and provide for the annual election of directors.

•      “FOR” the amendment and restatement of the Restated Certificate of Incorporation of the Company to eliminate the Preferred Stock and authorize the issuance of 5,000,000 shares of blank check preferred stock.

•       “FOR” the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the indemnification provisions.

•       “FOR’ the amendment and restatement of the Restated Certificate of Incorporation of the Company to update and modify the Section 382 ownership change tax provisions.

•       “FOR” ratification of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

Q:	Who is entitled to vote at the meeting?

A:

Stockholders Entitled to Vote.  Stockholders who our records show owned shares of the Company as of the close of business on June 22, 2018 (the “Record Date”) may vote at the Annual Meeting.  On the Record Date, we had a total of 37,921,116 shares of common stock issued and outstanding, which were held of record by 128 stockholders.  The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.  Each share of the Company’s common stock is entitled to one vote.

Q:	What is the difference between record stockholders and street name stockholders?

Record Stockholders.  If, as of the Record Date, your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, you are considered, with respect to those shares, the stockholder of record, and the proxy materials are being sent to you by us.  As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by telephone or the Internet as instructed on the proxy card or in person at the Annual Meeting.

Street Name Stockholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in street name.  The proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder.  As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting.  However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.  Your broker or nominee will provide a voting instruction card for you to use.

Q:	Can I attend the meeting in person?

A:

You are invited to attend the Annual Meeting if you are a record stockholder or a street name stockholder as of June 22, 2018.  You may be requested to present photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting.

Q:	How can I vote my shares?

A:	Record Stockholders: Record stockholders may vote in person at the Annual Meeting or by one of the following methods:

•       By Mail.  If you received printed proxy materials, you may submit your vote by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein.

•       By Telephone or over the Internet.  You may vote your shares by telephone or via the Internet by following the instructions provided in the proxy materials. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Telephone and Internet voting are available 24 hours a day. Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on August 16, 2018.

•     In person at the Annual Meeting. You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy card or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the meeting.

Street Name Stockholders:  If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:
• By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope.

•       By Methods Listed on the Voting Instruction Card.  Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by the Internet, telephone, mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder.

•       In Person with a Legal Proxy from the Record Holder.  A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm.  Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

(212) 297-0720 (Main)

Stockholders Call Toll-Free: (855) 305-0856

Email: info@okapipartners.com

Q:	If I sign a proxy, how will it be voted?

A:

When proxies are properly delivered, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board.  If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.  If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:	What should I do if I get more than one set of voting materials?

A:

Stockholders may receive more than one set of voting materials, including multiple voting instruction cards.  For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held.  Stockholders of record whose shares are registered in more than one name will receive more than one set of voting materials.  You should vote in accordance with the instructions in each set of voting materials you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:	Can I change my vote?

A:

Record Stockholders:  You may change your vote at any time prior to the vote at the Annual Meeting.  Your vote may be revoked by filing with the Company’s counsel, Shearman & Sterling LLP, located at 1460 El Camino Real, 2nd Floor, Menlo Park, CA 94025, Attention: Christopher M. Forrester, a written notice of revocation, or it may be revoked by a later-dated vote, by mail, by Internet or by telephone, or by attending the meeting and voting in person. Only a stockholder’s latest proxy received by 11:59 p.m. Eastern Time on August 16, 2018 will be counted. Attendance at the meeting will not, by itself, revoke a proxy.

Street Name Stockholders:  If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A:

You may attend the meeting and vote in person even if you have already voted or submitted a proxy.  Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.  If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:	What is the voting requirement to approve each of the proposals?

A:

•      Proposal No. 1:  Directors are elected by a plurality vote.  The three (3) nominees for director who receive the most votes cast in their favor will be elected to serve as directors.

•      Proposal No. 2: Must be approved by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares entitled to vote at the Annual Meeting to amend and restate the Restated Certificate of Incorporation.

•      Proposal No. 3: Must be approved by the affirmative vote of the holders of at least a majority of the shares having voting power of all of the then outstanding shares entitled to vote at the Annual Meeting to amend and restate the Restated Certificate of Incorporation.

•      Proposal No. 4: Must be approved by the affirmative vote of the holders of at least a majority of the shares having voting power of all of the then outstanding shares entitled to vote at the Annual Meeting to amend and restate the Restated Certificate of Incorporation.

•      Proposal No. 5: Must be approved by the affirmative vote of the holders of at least a majority of the shares having voting power of all of the then outstanding shares entitled to vote at the Annual Meeting to amend and restate the Restated Certificate of Incorporation.

•      Proposal No. 6:  Must be approved by the affirmative vote of the holders of at least a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting.

Q:	What are “broker non-votes?”
A:

A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in street name but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on certain routine matters, but not on non-routine matters. Proposal Three (ratification of auditor) is considered a routine matter. Proposals One (election of directors), Two (board declassification), Three (elimination of Preferred Stock and issuance of blank check preferred stock), Four (modification of indemnification provisions) and Five (modification of Section 382 ownership change tax provisions) are considered non-routine matters. Thus, if you hold your shares in street name and you do not instruct your broker how to vote on Proposals One, Two, Three, Four and Five, no votes will be cast on your behalf for such matter. Your broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

Q:	How are abstentions and broker non-votes counted?

Abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting and will be counted for purposes of determining whether proposals requiring approval by the affirmative vote of the holders of at least a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting.  Thus, an abstention or broker non-vote will be counted as a vote “AGAINST” Proposals 2, 3, 4 and 5 and an abstention will be counted as a vote “AGAINST” Proposal 6. Any shares not voted due to abstention or broker non-vote will not affect the election of directors.

Q:	What constitutes a quorum?

A:

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the Company’s outstanding shares entitled to vote are represented at the Annual Meeting, either in person or by proxy.

Q:	How are votes counted?

A:

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting by the Company, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Votes for and against, abstentions and broker non-votes will each be counted for determining the presence of a quorum.

Q:	Who is making this solicitation?

A:	This proxy is being solicited on behalf of the Board of ALJ Regional Holdings, Inc. We have engaged Okapi Partners LLC, a proxy solicitation firm, to assist in the solicitation of proxies.

Q:	Who pays for the proxy solicitation process?

A:

We will pay the cost of preparing, assembling, printing, mailing, distributing and making available these proxy materials and soliciting votes.  We also have engaged Okapi Partners LLC to assist in the solicitation of proxies for an estimated campaign services fee of $6,500 plus certain performance fees and disbursements.  We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding or making available proxy materials to beneficial owners.  In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person, by phone or by other electronic means.  None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:

You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the SEC and our bylaws.  In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2019 Annual Meeting of Stockholders under Rule 14a-8 adopted under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Eastern Time) on the 90th day, and not earlier than on the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. If the date of our 2019 Annual Meeting of Stockholders is more than 30 days from August 17, 2019, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules.

Any stockholder proposals (other than those proposals seeking to nominate directors) that are intended to be presented at our 2019 Annual Meeting of Stockholders but are not included in our proxy materials must comply with the advance notice provision in Section 2.2 of our bylaws. If we call the 2019 Annual Meeting of Stockholders for a date between July 18, 2019 and September 16, 2019, we must receive notice of the proposals on or after March 4, 2019 and on or before April 3, 2019. If we call the 2019 Annual Meeting of Stockholders for any other date, then notice by the stockholder must be received by the Corporate Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made.

Any stockholder director nominations for election at our 2019 Annual Meeting of Stockholders must comply with the advance notice provision in Section 3.1 of our bylaws. To be timely, a stockholder’s notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received by our Corporate Secretary not earlier than fifty (50) days nor more than eighty (80) days in advance of the scheduled date of the 2019 Annual Meeting of Stockholders, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that, if fewer than sixty (60) days’ notice or prior public disclosure of the date of the 2019 Annual Meeting of Stockholders is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth (10th) day following the earlier of (a) the day on which such notice of the date of the 2019 Annual Meeting of Stockholders was mailed or (b) the day on which such public disclosure was made.

Our bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice, including (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Company, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class, series and number of shares of the Company that are owned beneficially and of record by the stockholder and such beneficial owner, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder in such stockholder’s capacity as a proponent of a stockholder proposal. A copy of the relevant bylaw provision is available upon written request to us at Corporate Secretary at 244 Madison Avenue, PMB #358, New York, NY 10016.  You can also access our SEC filings, including our Annual Report, on the SEC’s website at www.sec.gov and our website at www.aljregionalholdings.com. The information on our website is not a part of this Proxy Statement.

Q:	How do I obtain a separate set of proxy materials or request a single set for my household?

A:

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, if you share an address with another stockholder, have the same last name, and do not participate in electronic delivery of proxy materials, you will receive only one set of proxy materials (including our Annual Report and Proxy Statement).  If you wish to receive a separate set of proxy materials at this time, please request the additional copy by contacting our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at (800) 937-5449.

You may also request to receive a separate Annual Report and a separate Proxy Statement by contacting our Corporate Secretary at (212) 883-0083, or by writing to Corporate Secretary at 244 Madison Avenue, PMB #358, New York, NY 10016.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at (800) 937-5449 if you have lost your stock certificate or need to change your mailing address.

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, please vote as promptly as possible by following the instructions included in this Proxy Statement and the enclosed proxy card. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The number of directors constituting the entire Board is currently fixed at nine (9). The members of the Board are divided into three (3) classes, with one class of directors elected at each annual meeting of stockholders. Each director shall hold office for a three-year term or until his or her successor is elected and duly qualified, or until his or her earlier resignation or removal. If Proposal No. 2 is approved, the Board will no longer be classified, and the nominees, if elected, will serve for a one-year term, rather than a three-year term, and until their successors are elected and qualified, subject to earlier resignation or removal. See “Proposal 2—Approval of the Amendment and Restatement of the Restated Certificate of Incorporation of the Company to Phase Out the Classified Board Structure” in this Proxy Statement.

At the Annual Meeting, three (3) Class III directors will be elected by the stockholders to serve until the 2021 Annual Meeting of Stockholders (or, if Proposal 2 is approved, until the 2019 Annual Meeting of Stockholders) or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal. Michael C. Borofsky, Jess M. Ravich and Anna Van Buren have been nominated by the Board for election as the Class III directors. If any nominee is unable or unwilling to serve as a director, proxies may be voted for a substitute nominee designated by the present Board. The Board has no reason to believe that the nominees will be unable or unwilling to serve as a nominee or as a director if elected. Proxies received will be voted “FOR” the election of the nominees unless otherwise directed.

Directors are elected by a plurality vote. The three (3) Class III director nominees who receive the most votes cast in their favor will be elected to serve as the Class III directors. If no contrary indication is made, proxies in the accompanying form are to be voted for the election of Michael C. Borofsky, Jess M. Ravich and Anna Van Buren as the Board’s nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by the Board to fill such vacancy.

Information Regarding Directors

Biographical information concerning each of the directors whose term as director will continue after the Annual Meeting and the Class III director nominees as of the date of this Proxy Statement is set forth below:

Name	Age	Position	Year in Which Term Expires
Robert Scott Fritz	61	Class I Director	2019
Marc Reisch	62	Class I Director	2019
John Scheel	63	Class I Director and Vice Chairman of the Board	2019
Hal G. Byer	60	Class II Director	2020
Rae G. Ravich	27	Class II Director	2020
Margarita Paláu-Hernández	61	Class II Director	2020
Michael C. Borofsky	46	Class III Director and Nominee	2021*
Jess M. Ravich	60	Executive Chairman, Chairman of the Board, and Class III Director and Nominee	2021*
Anna Van Buren	60	Class III Director and Nominee	2021*

*Term expiration assuming reelection and assuming Proposal 2 is not approved.

Jess M. Ravich. Mr. Ravich has served as a director of the Company since June 26, 2006 and the Chairman of the Board since August 31, 2006 and has served as the Executive Chairman and senior executive officer of the Company since February 20, 2013. Mr. Ravich joined The TCW Group as Group Managing Director in December 2012 and joined the board of directors on December 27, 2017. Prior to that, Mr. Ravich was Managing Director at Houlihan Lokey since December 2009. Prior to that, Mr. Ravich was Chairman and Chief Executive Officer of Libra Securities, LLC (“Libra Securities”), a Los Angeles-based investment banking firm that focused on capital raising and financial advisory services for middle market corporate clients and the sales and trading of debt and equity securities for institutional investors. Prior to founding Libra Securities in 1991, Mr. Ravich was an Executive Vice President at Jefferies & Co., Inc. and a Senior Vice President at Drexel Burnham Lambert. Mr. Ravich has

served on the board of directors of Cherokee Inc. (Nasdaq GS: CHKE) since May 1995 and the board of directors of A-Mark International since 2014. In addition to his professional responsibilities, Mr. Ravich has also served on the Undergraduate Executive Board of the Wharton School and the Board of Trustees of the Archer School for Girls. Mr. Ravich has both a B.S and M.S. from the Wharton School and a J.D. from Harvard University. Among other qualifications, Mr. Ravich brings to the Board executive leadership experience, experience serving on the board of a public company, extensive financial expertise and a financial services industry background.

Hal G. Byer. Mr. Byer has served as a director of the Company since January 30, 2003. Mr. Byer was formerly a Senior Vice President at Houlihan Lokey in their Financial Sponsors Coverage Group until his retirement in 2017. From May 2001 to November 2009, Mr. Byer was a Senior Vice President of Libra Securities, a broker-dealer registered with the SEC and an NASD member. From 1995 to 2003, Mr. Byer was Chief Executive Officer of Byer Distributing Co., a snack food distribution company. From 2000 to 2003, Mr. Byer was also the Chief Operating Officer of eGreatcause.com, an internet start-up involved in fundraising for charitable and non-profit organizations that is no longer active. Mr. Byer brings to the board executive leadership experience, financial expertise and a background in corporate strategy and operations.

Robert Scott Fritz. Mr. Fritz has served as a director of the Company since January 30, 2003. Since May 1982, Mr. Fritz has served as the President of Robert Fritz and Sons Sales Company, a food broker and paper distributor that he owns in New Jersey. Mr. Fritz holds a B.S. in Business from Fairleigh Dickinson University. Mr. Fritz brings to the Board executive leadership experience, along with financial expertise and industry knowledge.

Rae G. Ravich. Ms. Ravich has served as a director of the Company since June 4, 2014. Ms. Ravich is currently the founder of a startup in the health and wellness space, which she started in July 2016. From July 2015 to July 2016, Ms. Ravich was an Associate in the direct lending group at TCW Financial Planning LLC. From July 2013 to July 2015, Ms. Ravich was a Financial Analyst at Houlihan Lokey. Ms. Ravich has dual B.S. degrees from the Wharton School and the Nursing School at the University of Pennsylvania. Ms. Ravich is the daughter of Jess M. Ravich, the Company’s Executive Chairman. Ms. Ravich brings to the Board her experience and background in the financial services industry.

John Scheel. Mr. Scheel has served as a director of the Company since September 13, 2006 and Vice Chairman of the Board since December 16, 2016. From August 31, 2006 to February 20, 2013, Mr. Scheel was the President and Chief Executive Officer of the Company. Mr. Scheel is a principal of and also currently serves as the Chief Operating Officer of Pinnacle Steel, and pursuant to a management agreement, he served as the plant manager for the Company’s former subsidiary Kentucky Electric Steel’s (“KES”) steel mini-mill in Ashland, Kentucky (the “Mill”) and managed the operations of KES on our behalf from January 2004 until its sale to Optima on February 5, 2013. Following such sale, Mr. Scheel not only has continued to manage the Mill for Optima as its general manager, but also managed the melt shop and caster for Warren Steel Holdings EAF in Warren, Ohio, which is also managed by Optima. Prior to joining Pinnacle, Mr. Scheel held various positions of increased responsibility at AK Steel, Nucor Corporation and Birmingham Steel Management. Mr. Scheel holds both B.S. and M.S. degrees in Metallurgical Engineering from Purdue University and a Master of Business Administration in Finance and International Business from Xavier University. Mr. Scheel’s executive management experience and expertise in the manufacturing industry provides valuable insight to our Board in evaluating potential acquisitions and operating our subsidiaries.

Anna Van Buren. Ms. Van Buren has served as a director of the Company since November 2013. Ms. Van Buren was appointed President and Chief Executive Officer of Faneuil, Inc. (“Faneuil”), in April 2009, after previously serving as President and Chief Operating Officer from 2007 to 2009, as Vice President and Managing Director of Faneuil’s Government Services Division from 2005 to 2007, and as its Vice President of Business Development from 2004 to 2005. Prior to her association with Faneuil, Ms. Van Buren founded Capital Initiatives, a consulting service for clients seeking visibility among federal lawmakers with the objective of encouraging legislative action, and operated numerous government services and marketing companies. Ms. Van Buren has served in leadership roles for many civic and business organizations including chairmanship of the United Way of the Virginia Peninsula, the Peninsula Chamber of Commerce and the NASA Aeronautics Support Team. She is the recipient of numerous awards including the Women in Business Achievement Award by Inside Business Magazine, the Presidential Citizenship Award from Hampton University and the NCCJ Humanitarian Award. Ms. Van Buren holds a degree from Hollins University and the University of Virginia Executive School. Ms. Van Buren brings to the Board extensive executive leadership experience and deep industry expertise.

Michael C. Borofsky. Mr. Borofsky has served as a director of the Company since September 27, 2013. Mr. Borofsky was formerly Senior Vice President of MacAndrews & Forbes. Prior to joining MacAndrews & Forbes in 2003, Mr. Borofsky was with the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, where he specialized in mergers & acquisitions, and before that he was an analyst at Goldman Sachs. Mr. Borofsky has a B.A. from Yale University and a J.D. from Columbia University School of Law. Mr. Borofsky brings to the Board a valuable perspective due to his dual background in business and law.

Marc Reisch. Mr. Reisch was appointed Chairman of Phoenix Color Corp. (“Phoenix”) in August 2015 and has served as a director of the Company since that time. Mr. Reisch has served as Chairman of the Board, Chief Executive Officer and President of Visant Corp. and Visant Holding Corp. (“Visant”) from October 2004 to November 2015. Prior to joining Visant, he served as Senior Advisor to Kohlberg Kravis Roberts & Co. and has over 35 years of experience in the printing and publishing industries. Mr. Reisch holds a Bachelor of Science Degree and a Master of Business Administration degree from Cornell University. Mr. Reisch brings to the Board extensive executive leadership experience and deep industry expertise.

Margarita Paláu-Hernández. Ms. Paláu-Hernández has served as a director of the Company since November 25, 2015. Ms. Paláu-Hernández is a Principal and Founding Partner of Hernández Ventures, a privately held entity engaged in the acquisition and management of a variety of business interests. She has served in this capacity since 1988. Ms. Paláu-Hernández also serves as a director of Herbalife Nutrition Ltd., a publicly traded company (NYSE: HLF) based in Los Angeles, operating in over 90 countries. Prior to founding Hernández Ventures, Ms. Paláu-Hernández was an attorney with the law firm of McCutcheon, Black, Verleger & Shea, where she focused on domestic and international business and real estate transactions. In addition to her professional responsibilities, Ms. Paláu-Hernández is a member of the UCLA School of Law Board of Advisors, the Pacific Council on International Policy, the Commission on Building a Secure and Competitive U.S.-Mexico Border and the Smithsonian National Latino Board and serves as Co-Chair of the Yale School of Management Council of Global Advisors. Previously Ms. Paláu-Hernández served on the University of San Diego Board of Trustees. Ms. Paláu-Hernández has a B.A. from the University of San Diego and a J.D. from UCLA School of Law. Ms. Paláu-Hernández brings to the Board her experience as the founder of a business and her background in law.

Board Independence

The Board has determined that the below directors have met the requirements for independence under the applicable rules and regulations of the SEC and the NASDAQ Global Market (“NASDAQ”), as applicable:

-	Hal G. Byer
-	Michael Borofsky
-	Robert Scott Fritz
-	Margarita Paláu-Hernández
-	John Scheel

Board Leadership Structure

Our Board retains flexibility to select its Chairman of the Board and our Executive Chairman in the manner that it believes is in the best interests of our stockholders.  Accordingly, the Chairman of the Board and the Executive Chairman positions may be filled by one individual or two.  The Board currently believes that having Mr. Ravich serve as both Executive Chairman and Chairman of the Board is in the best interests of the stockholders given Mr. Ravich’s extensive knowledge of, years of service to and experience with, the Company.  The Board does not currently have a lead independent director.

Board Committees

The Board has a standing audit committee (the “Audit Committee”) and compensation, nominating and corporate governance committee (the “Compensation, Nominating and Corporate Governance Committee”). The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board.

The Board has determined that the composition and functioning of the Board and all of our committees comply with all applicable requirements of the Sarbanes-Oxley Act, and NASDAQ and SEC rules and regulations. The Audit Committee and the Compensation, Nominating and Corporate Governance Committee each operate under a written charter approved by the Board. Each committee will review and reassess the adequacy of its charter periodically. The charters of both committees are available in the Investor Relations section of the Company’s website, www.aljregionalholdings.com.

The following chart details the current membership of each committee:

Name of Director	Audit Committee	Compensation, Nominating and Corporate Governance Committee
Hal G. Byer		Member
Robert Scott Fritz	Member
John Scheel	Chair
Michael Borofsky	Member	Chair
Margarita Paláu Hernández		Member

Audit Committee

Our Audit Committee consists of Messrs. Scheel, Borofsky and Fritz, with Mr. Scheel chairing this committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board has determined that Mr. Scheel is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ. All the members of our Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and NASDAQ. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ.

The Audit Committee’s responsibilities include, among other responsibilities:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns; and

•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended September 30, 2017.  In addition, the Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committee).  The Audit Committee also has received the written disclosures and the letter as required by the Public Company Accounting Oversight Board Rule 3526 “Communications with Audit Committees Concerning Independence” and the Audit Committee has discussed with the independent auditors the independence of that firm.

Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent auditors and management, the Audit Committee recommended to the Board that the financial statements be included in the Company’s Annual Report.

Respectfully submitted by:

Members of the Audit Committee

John Scheel (Chair)

Michael Borofsky

Robert Scott Fritz

Compensation, Nominating and Corporate Governance Committee

Our Compensation, Nominating and Corporate Governance Committee consists of Messrs. Borofsky and Byer and Ms. Paláu-Hernández, with Mr. Borofsky chairing this committee. All members of this committee meet the requirements for independence under the applicable rules and regulations of the SEC, NASDAQ and the Internal Revenue Code of 1986, as amended (the “Code”), including the rules applicable to members of a listed company’s compensation committee. The Compensation, Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ.

The committee’s responsibilities include:

•	reviewing and approving corporate goals and objectives relevant to compensation of our executive chairman;

•	evaluating the performance of our executive chairman in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•	determining the compensation of all our other officers and reviewing periodically the aggregate amount of compensation payable to such officers;

•	overseeing and making recommendations to the Board with respect to our incentive-based compensation and equity plans; and

•	reviewing and making recommendations to the Board with respect to director compensation.

As well as:

•	developing and recommending to the Board the criteria for selecting board and committee membership;

•	establishing procedures for identifying and evaluating director candidates including nominees recommended by stockholders;

•	identifying individuals qualified to become board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees; and

•	overseeing the evaluation of the Board, its committees and management.

Board’s Role in Risk Oversight

Both the full Board and its committees oversee the various risks faced by the Company.  Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the Board and its committees relating to those risks and risk-mitigation efforts.

Board oversight of risk is conducted primarily through the standing committees of the Board, the members of which are independent directors. The Audit Committee takes a lead role on overseeing financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks.  The Audit Committee also is charged with, among other tasks, oversight of management on the Company’s guidelines and policies with respect to risk monitoring, assessment and management.  Members of the Company’s management periodically report to the Audit Committee regarding risks overseen by the Audit Committee, including quarterly reports with respect to the Company’s internal controls over financial reporting.

Director Nominations

The Compensation, Nominating and Corporate Governance Committee evaluates and recommends to the Board director nominees for each election of directors.

In fulfilling its responsibilities, the Compensation, Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size of the Board;
•	the needs of the Company with respect to the particular talents and experience of its directors;
•

the knowledge, skills and experience of nominees, including experience in business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;
•	applicable regulatory and securities exchange/association requirements; and
•	a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

The Compensation, Nominating and Corporate Governance Committee’s goal is to assemble a group of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Compensation, Nominating and Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.

Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Compensation, Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders.

The Compensation, Nominating and Corporate Governance Committee identifies nominees by first evaluating the willingness of the current members of the Board to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Compensation, Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board will be polled for suggestions as to individuals meeting the criteria of the Board. Research may also be performed to identify qualified individuals. If the Compensation, Nominating and Corporate Governance Committee believes that it requires additional candidates for nomination, the Compensation, Nominating and Corporate Governance Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

The Compensation, Nominating and Corporate Governance Committee will evaluate any recommendation for a director nominee proposed by a stockholder who gives timely written notice to the Corporate Secretary of the Company. In order to be timely, the notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received by the Company at 244 Madison Avenue, PMB #358, New York, NY 10016 not less than fifty (50) days or more than eighty (80) days prior to the scheduled date of the annual meeting, provided, however, that if fewer than sixty (60) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth (10th) day following the earlier of (a) the day on which such notice of the date of the meeting was mailed or (b) the day on which such public disclosure was made. Additionally, the Company’s bylaws require that all stockholder notices for director nominations contain the following information:

•	As to each person whom the stockholder proposes to nominate for election or reelection as a director:
o	the name, age, business address and residence address of the person;
o	the principal occupation or employment of the person;
o	the class, series and number of shares of capital stock of the Company that are owned beneficially by the person on the date of such stockholder’s notice;
o	a statement as to the person’s citizenship; and
o

any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, including, without limitation, such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected.

•	As to the stockholder giving the notice:
o	the name and address, as such information appears on the Company’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s);
o

the class, series and number of shares of capital stock of the Company that are owned beneficially by the stockholder and each other stockholder known by such stockholder to be supporting such nominee(s) on the date of such stockholder’s notice; and

o

a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.

•

A description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.

All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Board.

Board Meetings

During the fiscal year ended September 30, 2017, the Board met seven times and took action by written consent on two occasions. During the fiscal year ended September 30, 2017, all directors attended at least 75% of the aggregate number of meetings of the Board. The Board encourages the directors to attend the annual meetings of stockholders.

Communications with Directors

If a stockholder wishes to communicate with the Board, they may send their communication in writing to: Corporate Secretary, ALJ Regional Holdings, Inc., 244 Madison Avenue, PMB #358, New York, NY 10016. Such stockholder must include their name and address in the written communication and indicate whether they are a stockholder of the Company. The Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or the Board based on the subject matter.

Director Compensation

In December 2015, the Board approved a director compensation package comprised of (i) an annual retainer of $40,000 in cash, (ii) an annual grant of common stock with a value of $40,000, (iii) an additional $12,500 for the chair and $5,000 for each other member of the Audit Committee, and (iv) an additional $10,000 for the chair and $4,000 for each other member of the Compensation, Nominating and Corporate Governance Committee. Effective July 1, 2017, each director was given the option of how to allocate the payment between cash and common stock.

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director of the Company for the year ended September 30, 2017.  Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation below.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Compensation	Nonqualified Deferred Compensation on Earnings	All Other Compensation	Total
Hal G. Byer	$54,000	$30,000	$—	$—	$—	$—	$84,000
Robert Scott Fritz	48,750	36,250	—	—	—	—	85,000
Rae G. Ravich	40,000	40,000	—	—	—	—	80,000
John Scheel	52,500	40,000	—	—	—	—	92,500
Michael Borofsky	55,000	40,000	—	—	—	—	95,000
Margarita Paláu Hernández	44,000	40,000	—	—	—	—	84,000

(1)	The following table shows the number of shares subject to outstanding and unexercised stock and option awards held by each non-employee director as of September 30, 2017:

Name	Number of Shares Subject to Outstanding Option Awards	Number of Shares Subject to Outstanding Stock Awards
Hal G. Byer	134,000	18,672
Robert Scott Fritz	—	18,658
Rae G. Ravich	100,000	16,169
John Scheel	—	23,679
Michael Borofsky	—	16,169
Margarita Paláu Hernández	—	6,494

Required Vote

The three (3) Class III director nominees receiving the highest number of affirmative votes of the shares present and voting at the Annual Meeting in person or by proxy will be elected as the Class III directors. Each proxy cannot be voted for a greater number of persons than three.

the BOARD RECOMMENDS A VOTE

“FOR” the election of each nominee listed above.

PROPOSAL 2

Approval of the Amendment and Restatement of the Restated Certificate of Incorporation of the Company to PHASE OUT the Classified Board Structure

The Board has unanimously determined that it would be in the best interests of the Company and its stockholders to amend our Restated Certificate of Incorporation to declassify the Board and provide for the annual election of all directors, as described below. We are asking our stockholders to approve this amendment and restatement to the Restated Certificate of Incorporation, which is attached hereto as Appendix A.

The Company’s Current Classified Board Structure

Article VII, Section A of the Restated Certificate of Incorporation currently divides our directors into three classes. Each class is elected for a three-year term, with the terms staggered so that approximately one third of the directors stand for election each year.

Proposed Declassification of the Board

After careful consideration, the Board has adopted a resolution that the classified board structure should be eliminated. If approved by our stockholders, this proposed declassification of the board would be accomplished gradually, ultimately requiring every director to stand for election each year at our annual meeting. Beginning with this 2018 Annual Meeting, as each director’s existing three-year term expires, that director would then stand for election annually, and by our Annual Meeting of Stockholders in 2020, all directors would stand for election annually.

The table below summarizes the implementation of the declassification of our Board pursuant to the proposed amendment.

Annual Meeting Year	Class of Directors up for Nomination	Length of Term for Elected Directors	Year that Term would Expire
2018	Class III	1 year	2019
2019	Class III and Class I	1 year	2020
2020	All Directors	1 year	2021

If our stockholders do not approve this proposal, our directors will continue to be elected in three staggered classes with three-year terms. This includes the director nominees standing for election at this Annual Meeting, who would stand for three-year terms expiring in 2021.

Rationale for Declassification

The Board is committed to strong corporate governance policies and regularly considers and evaluates a broad range of corporate governance issues affecting the Company. In determining whether to propose the declassification of our board as described above, our Board carefully reviewed the various arguments for and against a classified board structure and the work and recommendation of our Compensation, Nominating and Corporate Governance Committee.

Our Board recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, enhancing long-term planning, ensuring directors serving on our Board have substantial knowledge of the Company and increasing the protection against potentially abusive and unfair takeover tactics. Our Board also recognizes that a classified structure may appear to reduce directors’ accountability to stockholders, since such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. After consideration of the foregoing and other factors, the Board believes that the benefits of moving to annual elections outweigh the reasons for keeping a classified board and has unanimously determined that it is in the best interests of the Company and our stockholders to phase out the classified board structure as proposed.

A copy of the Restated Certificate of Incorporation reflecting the proposed amendments to Article VII is attached as Appendix A to this proxy statement. Additions of text to our Restated Certificate of Incorporation contained in Appendix A are indicated by underlining and deletions of text are indicated by strike-outs. The description of the proposed amendment to our Restated Certificate of Incorporation is a summary and is qualified by and subject to the full text of the proposed amendment.

Our Board has also approved the amendment and restatement of our Restated Bylaws to eliminate the Board’s classified structure, subject to and effective upon the filing of the Restated Certificate of Incorporation phasing out the classified board structure with the Secretary of State of the State of Delaware.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of at least eighty percent (80%) of the then outstanding shares of the capital stock of the Company, either in person or by proxy, is required to approve Proposal 2.

THE BOARD RECOMMENDS A VOTE “FOR”

APPROVING THE AMENDMENT AND RESTATEMENT OF THE

RESTATED CERTIFICATE OF INCORPORATION TO PHASE OUT THE CLASSIFIED BOARD STRUCTURE.

proposal 3

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO ELIMINATE THE PREFERRED STOCK AND AUTHORIZE THE ISSUANCE OF 5,000,000 SHARES OF BLANK CHECK PREFERRED STOCK

The Board has unanimously determined that it would be in the best interests of the Company and its stockholders to amend our Restated Certificate of Incorporation to eliminate the class of Preferred Stock and all authorized shares of Preferred Stock and to authorize the issuance of 5,000,000 shares of blank check preferred stock, as described below.

The Company’s Current Authorized Stock

Article V of the Restated Certificate of Incorporation currently authorizes the Company to issue up to 100,000,000 shares of common stock, par value $0.01 per share, and up to 5,000,000 shares of Preferred Stock, par value $0.01 per share. Out of the 5,000,000 shares of Preferred Stock authorized, 1,000,000 shares are designated as Series A Preferred Stock and 550,000 shares are designated as Series B Preferred Stock. As of June 22, 2018, there were no shares of Preferred Stock outstanding. The Company has no intention to issue such shares at any time in the future. The Board therefore believes that elimination of the class of Preferred Stock is appropriate in conjunction with the authorization of the new class of blank check preferred stock described below.

Proposed Elimination of Preferred Stock

After careful consideration, the Board has adopted a resolution that all authorized shares of Preferred Stock should be eliminated. The proposal also calls for the authorization of a new class of blank check preferred stock consisting of 5,000,000 shares which may be issued in one or more series by vote of the Board.

Rationale for Blank Check Preferred Stock

The term "blank check" preferred stock refers to stock which gives the Board the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved by the Board.

The Board believes that the authorization of such blank check preferred stock is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further stockholder approvals. The Board believes that the authorization of blank check preferred stock will improve the Company's ability to attract needed investment capital, as various series of the preferred stock may be customized to meet the needs of any particular transaction or market conditions.

A copy of the Restated Certificate of Incorporation reflecting the proposed amendments to Article V is attached as Appendix A to this proxy statement. Additions of text to our Restated Certificate of Incorporation contained in Appendix A are indicated by underlining and deletions of text are indicated by strike-outs. The description of the proposed amendment to our Restated Certificate of Incorporation is a summary and is qualified by and subject to the full text of the proposed amendment.

Our Board has also approved the amendment and restatement of our Restated Bylaws to eliminate the Preferred Stock and authorize the issuance of 5,000,000 shares of blank check preferred stock, subject to and effective upon the filing of the Restated Certificate of Incorporation phasing out the classified board structure with the Secretary of State of the State of Delaware.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of the Company, either in person or by proxy, is required to approve Proposal 3.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVING THE AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE PREFERRED STOCK AND AUTHORIZE THE ISSUANCE OF BLANK CHECK PREFERRED STOCK.

Proposal 4

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO UPDATE AND MODIFY THE INDEMNIFICATION PROVISIONS

The Board has unanimously determined that it would be in the best interests of the Company and its stockholders to amend our Restated Certificate of Incorporation to update and modify certain provisions related to the indemnification of our directors, as described below. We are asking our stockholders to approve this amendment and restatement to the Restated Certificate of Incorporation, which is attached hereto as Appendix A.

The Company’s Current Indemnification Provisions

Article VIII of the Restated Certificate of Incorporation currently provides indemnification to our directors and officers in the event that a proceeding is brought, or threatened to be brought, against our directors and officers because of their service to the Company. This right to indemnification is subject to limitations if the liability for which indemnity is sought was incurred because of certain bad acts by the director or officer.

Indemnification provisions are expressly authorized by the Delaware General Corporation Law and are common among public companies. We believe that indemnification provisions, coupled with a director and officer liability insurance program, are important tools in recruiting and retaining the best individuals to serve as directors and officers of the Company.

We discovered that certain provisions could benefit from additional clarification and that an additional procedural protection related to the burden of proof in indemnification disputes had become a common feature of corporate indemnification provisions.

The Board has unanimously adopted the proposed amendments, subject to shareholder approval at the Annual Meeting.

Proposed Update and Modification

The proposed amendments would update and modify Article VIII of the Articles as discussed below. We do not believe that any of these amendments would materially alter the substantive protections afforded to our directors and officers.

The proposed amendments would provide that i) the liability of our directors and officers shall be limited or eliminated to the fullest extent of the law, ii) that our directors and officers shall be provided indemnification by us to the fullest extent of the law, and iii) that in the event of any amendment to applicable law governing liability and indemnification of our directors and officers, the liability and indemnification of such directors and officers shall be adjusted accordingly.

A copy of the Restated Certificate of Incorporation reflecting the proposed amendments to Article VIII is attached as Appendix A to this proxy statement. Additions of text to our Restated Certificate of Incorporation contained in Appendix A are indicated by underlining and deletions of text are indicated by strike-outs. The description of the proposed amendment to our Restated Certificate of Incorporation is a summary and is qualified by and subject to the full text of the proposed amendment.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of the Company, either in person or by proxy, is required to approve Proposal 4.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVING THE AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO UPDATE AND MODIFY THE INDEMNIFICATION PROVISIONS.

Proposal 5

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO UPDATE AND MODIFY THE SECTION 382 OWNERSHIP CHANGE TAX PROVISIONS.

The Board has unanimously determined that it would be in the best interests of the Company and its stockholders to amend our Restated Certificate of Incorporation to update and modify certain provisions related to ownership change as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), as described below. We are asking our stockholders to approve this amendment and restatement to the Restated Certificate of Incorporation, which is attached hereto as Appendix A.

The Company’s Current Ownership Change Provisions

Article IX of the Restated Certificate of Incorporation currently provides that, subject to certain specified exceptions set forth therein, that any attempted transfer of the Company’s stock shall be prohibited and void ab initio to the extent that any such transfer either (i) results in a person (other than a “public group,” as defined in Treasury regulations promulgated under the Code) becoming the owner of 5-percent or more of the Company’s outstanding stock, as determined under Section 382 of the Code and the Treasury regulations promulgated thereunder, or (ii) results in an increase to the percentage of the Company’s outstanding stock that is owned by a person (other than a “public group,” as defined in Treasury regulations promulgated under the Code) that owns five percent or more of the Company’s outstanding stock, as determined under Section 382 of the Code and the Treasury regulations promulgated thereunder. Exceptions to this general prohibition include, without limitation, (i) transfers whereby the transferor or transferee obtains the written approval of the Board or duly authorized committee thereof and (ii) transfers whereby a person that was known to the Company to own five percent or more of the Company’s outstanding stock as of April 30, 2009 increases the percentage of the Company’s outstanding stock that it owned as of such date by no more than five percentage points.

The prohibition on certain transfers of the Company’s outstanding stock is intended to preserve the Company’s net operating loss and other tax attribute carryforwards by ensuing that the Company does not experience an “ownership change,” within the meaning of Section 382(g) of the Code.

The Board has unanimously adopted the proposed amendments, subject to shareholder approval at the Annual Meeting.

Proposed Update and Modification

The proposed amendments would update and modify Article IX of the Articles as discussed below.

The proposed amendments would modify certain definitions used in Article IX of the Articles in order to: (i) clarify the application of certain aggregation rules, stock attribution rules and stock ownership presumptions utilized in the Treasury regulations promulgated under Section 382; (ii) reflect changes to changes to Section 382 of the Code made by the Tax Cuts and Jobs Act of 2017; and (iii) reflect the promulgation of new Treasury regulations under Section 382 of the Code. Furthermore, the proposed amendments would update the internal formatting and numbering set forth in Article IX.

A copy of the Restated Certificate of Incorporation reflecting the proposed amendments to Article IX is attached as Appendix A to this proxy statement. Additions of text to our Restated Certificate of Incorporation contained in Appendix A are indicated by underlining and deletions of text are indicated by strike-outs. The description of the proposed amendment to our Restated Certificate of Incorporation is a summary and is qualified by and subject to the full text of the proposed amendment.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of the Company, either in person or by proxy, is required to approve Proposal 5.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVING THE AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO UPDATE AND MODIFY THE SECTION 382 OWNERSHIP CHANGE TAX PROVISIONS.

Proposal 6

RATIFICATION OF Appointment OF

Independent Registered Public Accounting Firm

The Audit Committee of the Board has determined to appoint Mayer Hoffman McCann P.C. (“MHM”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending September 30, 2018, subject to completion of a mutually agreeable engagement letter, and has further directed that such appointment be submitted for ratification by the stockholders at the Annual Meeting.  MHM was the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ended September 30, 2017. MHM leases substantially all its personnel, who work under the control of MHM shareholders, from wholly-owned subsidiaries of CBIZ, Inc., including CBIZ MHM, LLC, in an alternative practice structure.Representatives of MHM will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

The decision to appoint MHM as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ended September 30, 2018 was approved by the Audit Committee. Stockholder ratification of the appointment of MHM as the independent registered public accounting firm for the Company and its subsidiaries is not required by the Company’s bylaws or otherwise. However, the Audit Committee is submitting the appointment of MHM to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the appointment of MHM, the Audit Committee will reconsider whether or not to retain MHM or engage a different firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

During the fiscal years ended September 30, 2017 and 2016, there were no (i) disagreements, as defined in Item 304(a)(1)(v) of Regulation S-K, between the Company and MHM, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, any of which that, if not resolved to MHM’s satisfaction, as applicable, would have caused MHM to make reference to the subject matter of any such disagreement in connection with its reports for such year and (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended September 30, 2017, the Company did not consult with MHM regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended September 30, 2017 and 2016 by MHM. As part of its duties, the Audit Committee considers whether the provision of services, other than audit services, by MHM is compatible with maintaining the auditor’s independence.

Fee Category	2017	2016
Audit fees (1)	$537,000	$518,000
Audit-related fees (2)	—	125,000
Tax fees	—	—
All other fees	—	—
Total	$537,000	$643,000

(1)

Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of our interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements, including post-effective amendments to previously filed registration statements.

(2)

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with policies of the SEC regarding auditor independence and the Audit Committee Charter, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the registered independent public accounting firm (the “Firm”).  The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Firm.  Pre-approval is detailed as to the particular service to category of services and is generally subject to a specific budget.  The Audit Committee may also pre-approve particular services on a case-by-case basis.  In assessing request for services by the Firm, the Audit Committee considers whether such services are consistent with the Firm’s independence, whether the Firm is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

All audit fees, including audit fees associated with the audit by MHM of the Company’s consolidated financial statements for the years ended September 30, 2017 and 2016, and audit-related fees that were billed by MHM were approved by the Audit Committee in accordance with SEC requirements.

Required Vote

The affirmative vote of at least a majority of the votes cast at the meeting at which a quorum is present, either in person or by proxy, is required to approve Proposal 6.

THE BOARD RECOMMENDS A VOTE “FOR” the ratification of the appointment of MAYER HOFFMAN MCCANN P.C. as the independent registered public accounting firm for the COMPANY AND ITS SUBSIDIARIES for the fiscal year ending September 30, 2018.

EXECUTIVE COMPENSATION

Named Executive Officers and Other Key Employees

The following table sets forth the name and position of our named executive officers and other key employees for the fiscal year ended September 30, 2017.

Name	Principal Position
Named Executive Officers:
Jess M. Ravich	Executive Chairman
Anna Van Buren	President and Chief Executive Officer, Faneuil
Marc Reisch	Chairman, Phoenix

Other Key Employees:
Brian Hartman	Chief Financial Officer
Steve Chesin	President and Chief Executive Officer, Carpets

The information provided below is biographical information about each other key employee. For information concerning our named executive officers, see “Information Regarding Directors” above.

Brian Hartman. Mr. Hartman has served as Chief Financial Officer since August 2017.  Previously, Mr. Hartman was the Senior Vice President, Chief Financial Officer of Arcade Beauty, a manufacturer of sampling solutions for the beauty, fragrance and skincare segments, having served in such role since March 2012.  From April 2005 to March 2012, Mr. Hartman was the Vice President, Corporate Controller of Visant Corporation, a specialty printing and marketing services enterprise.  From January 1996 to April 2005, Mr. Hartman was the Controller for Metallurg Inc, a producer and distributor of specialty metals.  Prior to this, Mr. Hartman held various accounting and auditing positions at Witco Chemical Corp., a manufacturer of specialty chemicals and Deloitte & Touche, LLP.  Mr. Hartman is a certified public accountant and received a Bachelor of Business Administration degree in public accounting and a Master of Business Administration in financial management from Pace University.

Steve Chesin. Mr. Chesin has served as the Chief Executive Officer of Carpets since August 2007. From 2002 to 2007, Mr. Chesin served as the Executive Vice President of Carpets. From 1995 to 2001, Mr. Chesin served as the Senior Vice President and the Chief Operating Officer of Carpet Barn Inc., a subsidiary of Nations Flooring Inc. Mr. Chesin attended University of Nevada, Las Vegas.

Each executive officer is chosen by the Board and holds office until a successor has been elected and qualified or until such officer’s earlier death, resignation or removal.

Summary Compensation Table

The following table sets forth the total compensation paid or accrued by the Company to the named executive officers and other key employees for services rendered during the last two fiscal years ended September 30, 2017 and 2016. No other executive officers received total annual compensation exceeding $100,000 during such fiscal years.

Name and Principal Position	Year Ended September 30,	Salary		Bonus		Stock Awards(1)		Option Awards(2)		Non-equity Incentive Plan Compensation		All Other Compensation		Total
Named Executive Officers:
Jess M. Ravich	2017	$93,750		$—		$131,250	(3)	$—		$—		$—		$225,000
Executive Chairman	2016	125,000		—		100,000	(3)	—		—		—		225,000

Anna Van Buren	2017	520,000		—		—		244,196	(4)	798,872	(5)	30,463	(6)	1,593,531
President and Chief Executive Officer, Faneuil	2016	520,000		—		—		—		628,737	(5)	30,413	(6)	1,179,150

Marc Reisch	2017	200,000		—		—		—		—	(7)	—		200,000
Chairman, Phoenix	2016	200,000		—		—		—		74,246	(7)	—		274,246

Other Key Employees:
Brian Hartman	2017	45,769	(8)	175,000	(9)	—		239,063	(10)	—		—		459,832
Chief Financial Officer	2016	—		—		—		—		—		—		—

Steve Chesin	2017	300,000		—		—		—		—		—		300,000
President and Chief Executive Officer, Carpets	2016	300,000		—		—		—		—		—		300,000

(1)	This column represents the aggregate fair value of common stock awards. Fair value is the closing price of the common stock as listed on the NASDAQ Global Market on the issuance date.

(2)

This column represents the aggregate grant date fair value of option awards calculated in accordance with ASC Topic 718.  Assumptions used in the calculation of this amount are included in Note 2, Summary of Significant Accounting Policies, of the Consolidated Financial Statements in “Part IV, Item 15. Exhibits, Financial Statement Schedules.”

(3)	Represents the aggregate fair value of common stock earned as ALJ’s Executive Chairman.

(4)

Represents an option to purchase 150,000 shares of ALJ’s common stock at an exercise price of $3.33 per share.  Options vest in three equal annual installments on August 11, 2018, August 11, 2019, and August 11, 2020.

(5)

Represents an annual bonus amount equal to ten percent (10%) of Faneuil’s defined EBITDA, before any bonus amount owed to Ms. Van Buren, in excess of $6,250,000 for calendar 2017 and $5,000,000 for calendar 2016.  Ms. Van Buren’s bonus is based on a calendar year.  The amounts included in the table above are estimates based on ALJ’s fiscal year and are subject to adjustments.

(6)	Represents health care insurance premiums.

(7)

Represents an annual bonus amount equal to five percent (5%) of Phoenix’s defined EBITDA, before any bonus amount owed to Mr. Reisch and the Chief Operating Officer of Phoenix, in excess of $20,000,000.  Mr. Reisch’s bonus is based on a calendar year.  The amounts included in the table above are estimates based on ALJ’s fiscal year and are subject to adjustments.

(8)	Mr. Hartman’s base salary from his hire date, August 8, 2017, through September 30, 2017.

(9)	Includes $75,000 sign-on bonus and $100,000 performance bonus.

(10)

Represents an option to purchase 150,000 shares of ALJ’s common stock at an exercise price of $3.26 per share.  Options vest in three equal annual installments on August 8, 2018, August 8, 2019, and August 8, 2020.

Employment Arrangements with Named Executive Officers and Other Key Employees

Named Executive Officers

Jess M. Ravich. Mr. Ravich has served as our Executive Chairman since February 2013.  During the last two fiscal years, Mr. Ravich has received total annual compensation of $225,000.  From October 1, 2015, through June 30, 2017, Mr. Ravich elected to receive $125,000 in cash and $100,000 in common stock.  Effective July 1, 2017, Mr. Ravich elected to receive his entire annual compensation of $225,000 in common stock.

Anna Van Buren. In October 2013, concurrent with ALJ’s acquisition of Faneuil, Faneuil entered into an employment agreement with Ms. Van Buren through December 31, 2018. In August 2017, Faneuil and Ms. Van Buren entered into an amended employment agreement, which extended the term to December 31, 2021.  Pursuant to the original employment agreement, Ms. Van Buren received an annual base salary of $520,000 and was eligible to earn an incentive bonus equal to 10% of Faneuil’s defined EBITDA, before any bonus amount owed to Ms. Van Buren, in excess of $5,000,000.  The amended employment agreement changed the following material terms: (i) the thresholds for calculating Ms. Van Buren’s incentive bonus increased to $6,250,000 for calendar year 2017 and $7,500,000 thereafter, subject to further adjustment by ALJ’s Compensation, Nominating and Corporate Governance Committee from time to time in its discretion, (ii) the incentive bonus percentage decreased from 10% to 5% of Faneuil’s pre-bonus EBITDA in the event that Ms. Van Buren’s total annual compensation reached $2,000,000, and (iii) the severance payment decreased to the lesser of one-year base salary or pro-rated base salary for the remaining term.  Ms. Van Buren’s annual base salary remains $520,000.

Marc Reisch. In August 2015, concurrent with ALJ’s acquisition of Phoenix, ALJ entered into an employment agreement with Mr. Reisch through December 31, 2018. In March 2018, Phoenix and Mr. Reisch entered into an amended employment agreement, which extended the term to December 31, 2021. Pursuant to the original employment agreement, Mr. Reisch received an annual base salary of $200,000 and was eligible to earn an annual bonus equal to five percent (5%) of the defined EBITDA of Phoenix in excess of $20,000,000, before any bonus amount owed to Mr. Reisch and the Chief Operating Officer of Phoenix.  In connection with ALJ’s acquisition of Phoenix, ALJ granted Mr. Reisch an option to purchase 250,000 shares of ALJ’s common stock at $4.27 per share.  The option expires on August 13, 2025. The amended employment agreement changed the following material terms: (i) the incentive bonus percentage increased from 5% to 10% of the positive difference (if any) between Phoenix’s pre-bonus EBITDA and $20,000,000 in the event that pre-bonus EBITDA is $27,000,000 or less, (ii) the incentive bonus amount was set to be the sum of $700,000 and five percent (5%) of the positive difference between the pre-bonus EBITDA less $27,000,000 in the event the pre-bonus EBITDA is greater than $27,000,000, and (iii) the severance payment changed to the full annual bonus for each calendar year for the remaining term, if such annual bonus would have been paid had he still been employed. Mr. Reisch’s annual base salary remains $200,000.

Other Key Employees

Brian Hartman.  In connection with ALJ’s appointment of Mr. Hartman to serve as its Chief Financial Officer in August 2017, ALJ entered into an employment agreement with Mr. Hartman through August 8, 2018, subject to further one-year renewals.  Pursuant to the employment agreement, Mr. Hartman receives an annual base salary of $300,000 and a one-time sign-on bonus of $75,000.  Mr. Hartman will also participate in the Company’s annual cash bonus plan, under which he will receive a cash bonus of $100,000 for the calendar year 2017, and have an individual bonus target of 50% of his annual base salary for subsequent calendar years based on his achievement of his performance goals set by ALJ’s Compensation, Nominating and Corporate Governance Committee.  Mr. Hartman’s employment may be terminated by either party at any time. If Mr. Hartman’s employment is terminated by ALJ without cause, or by Mr. Hartman for good reason, Mr. Hartman is entitled to receive: (i) one year of base salary; (ii) continuation of group health plan benefits; (iii) full annual bonus for the year of termination if otherwise entitled to receive the bonus; and (iv) the annual bonus for the previous year if such bonus has been earned but not yet paid at time of termination.

Steve Chesin.  In April 2014, concurrent with ALJ’s acquisition of Carpets, Carpets entered into an employment agreement with Mr. Chesin through December 31, 2017. In December 2017, Carpets and Mr. Chesin entered into an amended employment agreement, which extended the term to January 1, 2019. Pursuant to the original employment agreement, Mr. Chesin received an annual base salary of $300,000 and was eligible to earn an incentive bonus at the discretion of the Board of Directors of Carpets.  The amended employment changed the following material terms: (i) Mr. Chesin is eligible to earn an annual bonus equal to five percent (5%) of the defined EBITDA of Carpets in excess of $1,500,000 and (ii) two and half percent (2.5%) of the defined EBITDA of Carpets in excess of $5,000,000, before any bonus amount owed to Mr. Chesin. If Mr. Chesin’s employment is terminated by Carpets without cause, or by Mr. Chesin for good reason, Mr. Chesin is entitled to receive: (i) any base salary earned but not paid; (ii) continuation of group health plan benefits; (iii) full annual bonus for the year of termination if otherwise entitled to receive the bonus; and (iv) the annual bonus for the previous year if such bonus has been earned but not yet paid at time of termination.  Mr. Chesin’s annual base salary remains $300,000.

Outstanding Equity Awards at Fiscal 2017 Year-End

The following table sets forth certain information regarding outstanding equity awards as of September 30, 2017 by the named executive officers and other key employees.

	Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Total Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date
Named Executive Officers:
Jess M. Ravich, Executive Chairman	8/3/2015	350,000	—		350,000	4.00	8/3/2022
Anna Van Buren, President and Chief Executive Officer, Faneuil	8/11/2017	—	150,000	(1)	150,000	3.33	8/9/2027
Marc Reisch, Chairman, Phoenix	8/14/2015	83,333	166,667	(2)	250,000	4.27	8/13/2025

Other Key Employees:
Brian Hartman, Chief Financial Officer	8/8/2017	—	150,000	(3)	150,000	3.26	8/8/2027

(1)	Vests in three equal annual installments on August 11, 2018, August 11, 2019, and August 11, 2020.

(2)	Vests in two equal annual installments on October 1, 2017, and October 1, 2018.
(3)	Vests in three equal annual installments on August 8, 2018, August 8, 2019, and August 8, 2020.

Compensation Committee Report

The Compensation, Nominating and Corporate Governance Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on that review and discussion, the Compensation, Nominating and Corporate Governance recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders.

Respectfully submitted,

Members of the Compensation, Nominating and Corporate Governance Committee

Michael Borofsky (Chair)

Hal G. Byer

Margarita Paláu-Hernández

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of common stock with respect to (i) each person who was known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each of the Company’s current executive officers and (iv) all directors and executive officers as a group. As of the Record Date, the Company had 37,921,116 shares of common stock issued and outstanding, which was the only class of voting securities outstanding. Unless otherwise indicated, the address for each stockholder listed in the following table is c/o ALJ Regional Holdings, Inc., 244 Madison Avenue, PMB #358, New York, NY 10016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Executive Officers and Directors:
Jess M. Ravich, Executive Chairman and Chairman of the Board	14,394,187	(2)	37.61%

Anna Van Buren, Director	1,565,021	(3)	4.12%
c/o Faneuil, Inc.
2 Eaton Street, Suite 1002
Hampton, VA 23669

John Scheel, Director and Vice Chairman of the Board	839,394		2.21%

Robert Scott Fritz, Director	633,875	(4)	1.67%

Marc Reisch, Director	666,667	(5)	1.75%
c/o Phoenix Color Corp.
16th Floor, 350 7th Ave
New York, NY 10001

Hal G. Byer, Director	164,684	(6)	*

Rae G. Ravich, Director	128,181	(7)	*

Margarita Paláu Hernández, Director	68,506	(8)	*

Michael C. Borofsky, Director	28,181		*

Other Key Employees:

Brian Hartman, Chief Financial Officer	50,000	(9)	*

Steve Chesin, Chief Executive Officer, Carpets	150,000		*
c/o Carpets N’ More
4580 West Teco Avenue
Las Vegas, NV 89118

All Current Directors, Executive Officers, and other Key Employees as a Group	18,688,696	(10)	47.77%

5% Stockholders:
Harland Clarke Holdings Corp.	3,000,000		7.91%
10931 Laureate Drive
San Antonio, Texas 78249

* Denotes holders of less than 1%.

(1) Consistent with regulations of the SEC, shares of common stock issuable upon exercise of derivative securities by their terms exercisable within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, to the knowledge of the Company, the persons and entities named in this table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 4,853,804 shares held by the Exemption Trust under the Ravich Revocable Trust of 1989 and 350,000 shares issuable upon exercise of currently vested options.

(3) Includes 50,000 shares issuable upon exercise of options that are either vested or will vest within 60 days from the date hereof.

(4) Includes 431,088 shares held by The Ravich Children Permanent Trust, for which Mr. Fritz is the sole trustee. Mr. Fritz disclaims all economic ownership of such shares.

(5) Includes 166,667 shares of common stock issuable upon the exercise of options that are either vested or will vest within 60 days from the date hereof.

(6) Includes 134,000 shares issuable upon exercise of currently vested options and 10,014 restricted shares held by the Hal Byer and Marihelene Byer Revocable Trust.

(7) Includes 100,000 shares issuable upon exercise of currently vested options.

(8) Includes 50,000 shares of common stock held by the Hernandez Family Trust, dated February 11, 1993.

(9) Includes 50,000 shares issuable upon exercise of options that are either vested or will vest within 60 days from the date hereof.

(10) Includes 900,667 shares issuable upon exercise of currently vested options.

Equity Compensation Plan Information

On July 11, 2016, ALJ shareholders approved ALJ’s Omnibus Equity Incentive Plan (the “2016 Plan”), which allows ALJ and its subsidiaries to grant securities of ALJ to officers, employees, directors or consultants.  ALJ believes that equity-based compensation is fundamental to attracting, motivating and retaining highly qualified dedicated employees who have the skills and experience required to achieve business goals.  Further, ALJ believes the 2016 Plan aligns the compensation of directors, officers and employees with shareholder interests.

The 2016 Plan is administered by the Compensation, Nominating and Corporate Governance Committee.  The maximum aggregate number of shares of common stock that may be granted under the 2016 Plan is 2,000,000.  The 2016 Plan generally provides for the grant of qualified or nonqualified stock options, restricted stock and restricted stock units, unrestricted stock, stock appreciation rights, performance awards and other awards.  The Compensation, Nominating, and Corporate Governance Committee has full discretion to set the vesting criteria of any award under the 2016 Plan.  The exercise price of a stock option may not be less than 100% of the fair market value of ALJ’s common stock on the date of grant.  The 2016 Plan prohibits the repricing of outstanding stock options without prior shareholder approval. The term of stock options granted under the 2016 Plan may not exceed ten years.  Awards are subject to accelerated vesting upon a change in control in the event the acquiring company does not assume the awards.

The Board may amend, alter, or discontinue the 2016 Plan, but must obtain shareholder approval of any amendment as required by applicable law or stock exchange listing requirements.

The following table sets forth certain information concerning shares of our common stock authorized for issuance under the Company’s existing equity compensation plans as of September 30, 2017:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	620,000	$3.25	1,380,000
Equity compensation plans not approved by security holders (1)	1,284,000	3.04	—
Total	1,904,000	$3.11	1,380,000

(1) Represents stock options not granted under an ALJ stockholder approved plan.  The options were granted to senior management and Board members.  The options were granted with different vesting terms but will expire no later than 10 years from the date of grant.

Certain Relationships and Related Transactions

Harland Clarke Holdings Corp. (“Harland Clarke”), a stockholder who owns ALJ shares in excess of five percent, is a counterparty to Faneuil in two contracts. One contract provides call center services to support Harland Clarke’s banking-related products and renews annually every April. The other contract provides managed print services and concludes September 30, 2018. Faneuil recognized revenue from Harland Clarke totaling $966,000 and $1,331,000 for the fiscal years ended September 30, 2017 and 2016, respectively. The associated cost of revenue was $926,000 and $1,268,000 for the fiscal years ended September 30, 2017 and 2016, respectively. All revenue from Harland Clarke contained similar terms and conditions as for other transactions of this nature entered into by ALJ.  Total accounts receivable from Harland Clarke were $106,000 and $176,000 at September 30, 2017 and 2016, respectively.

On April 21, 2016, the Company entered into a Trade Procedures Letter Agreement, pursuant to which IsZo Capital Management LP (“IsZo”), a stockholder who owned in excess of 5% of ALJ’s total outstanding shares, sold an aggregate of 2,000,000 shares back to the Company, to Jess M. Ravich, Marc Reisch, John Scheel and Margarita Paláu-Hernández, each a director of the Company, and to certain other parties (the “IsZo Sale”). Pursuant to the IsZo Sale, IsZo received gross proceeds of $7,780,000, the Company repurchased 500,000 shares for an aggregate consideration of $1,945,000, Mr. Ravich acquired 350,000 shares for an aggregate consideration of $1,361,500, Mr. Reisch acquired 100,000 shares for an aggregate consideration of $389,000, Mr. Scheel acquired 50,000 shares for an aggregate consideration of $194,500 and Ms. Paláu-Hernández acquired 50,000 shares for an aggregate consideration of $194,500.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively.  Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.  Based upon a review of those forms and representations regarding the need for filing Forms 5, we believe that each of our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors and executive officers.

OTHER MATTERS

If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

All stockholders are urged to vote by following the instructions included in this Proxy Statement and the enclosed proxy card.

July 2, 2018

Appendix A

RESTATED CERTIFICATE OF INCORPORATION

OF

ALJ REGIONAL HOLDINGS, INC.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

ALJ REGIONAL HOLDINGS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST.  The name of the corporation is ALJ Regional Holdings, Inc. (the “Corporation”).  The name under which the Corporation was originally incorporated was Nuparent, Inc., and the date of filing of the original certificate of incorporation of the Corporation with the Secretary of State of the State of Delaware was June 22, 1999.  A Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of the State of Delaware on February 24, 2000 under its previous name, YouthStream Media Networks, Inc.  A Certificate of Designation of Series A Preferred Stock, and a Certificate of Correction to such Certificate of Designation for this Corporation were filed with the Secretary of State of the State of Delaware on January 21, 2003 and January 20, 2004, respectively, under the name YouthStream Media Networks, Inc.  A Certificate of Ownership and Merger of this Corporation was filed with the Secretary of State of the State of Delaware on October 23, 2006, under the name YouthStream Media Networks, Inc., which effected the change of the Corporation’s name to ALJ Regional Holdings, Inc. A Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of the State of Delaware on June 16, 2009. A First Amendment to the Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of the State of Delaware on May 28, 2010.

~~SECOND.  The provisions set forth in Article VII regarding election of directors were originally adopted by the corporation on February 24, 2000 and are not amended pursuant to this Restated Certificate of Incorporation.  The provisions of Paragraph A of Article VII shall not reduce the term of any director in office as of the date hereof who was duly elected by the Stockholders in accordance with the Corporation’s Restated Certificate of Incorporation as in effect prior to the date hereof and bylaws.  Notwithstanding the foregoing, the names of the initial directors of the Corporation have been omitted from Article VII of this Restated Certificate of Incorporation, as their successors were duly elected in accordance with the terms of the Restated Certificate of Incorporation.~~

~~THIRD~~SECOND.  This Restated Certificate of Incorporation has been duly adopted by the directors and stockholders of the Corporation in accordance with Sections ~~245 and~~ 242 and 245 of the General Corporation Law of the State of Delaware.  This Restated Certificate of Incorporation amends and restates the provisions of the Restated Certificate of Incorporation of this Corporation as filed with the Secretary of State of the State of Delaware on ~~February 24, 2000~~June 16, 2009, as further amended by the First Amendment to the Restated Certificate of Incorporation of this Corporation as filed with the Secretary of State of the State of Delaware on May 28, 2010.

~~FOURTH~~THIRD.  The Restated Certificate of Incorporation of this Corporation shall be amended and restated in its entirety as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, the Corporation has caused this ~~Amended and~~ Restated Certificate of Incorporation to be signed by its duly authorized officer, this ~~16~~17th day of ~~June~~August, ~~2009~~2018.

ALJ REGIONAL HOLDINGS, INC.

By:  /s/ ~~John Scheel~~Jess M. Ravich
Name:~~John Scheel~~Jess M. Ravich
Title:~~President & Chief~~ Executive ~~Officer~~Chairman

EXHIBIT A

~~AMENDED AND~~ RESTATED CERTIFICATE OF INCORPORATION OF

ALJ REGIONAL HOLDINGS, INC.

ARTICLE I

The name of the corporation is ALJ Regional Holdings, Inc. (the “Corporation”).

ARTICLE II

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

ARTICLE III

The registered office of the Corporation in the State of Delaware is to be located at 615 South DuPont Highway, Dover, Kent County, DE 19901.  The name of its registered agent at that address is National Corporate Research, Ltd.

ARTICLE IV

The duration of the corporation is to be perpetual.

ARTICLE V

The Corporation is authorized to issue two classes of capital stock to be designated, respectively, “common stock” and “preferred stock.”  The total number of shares of capital stock the Corporation shall have authority to issue is One Hundred Five Million (105,000,000) shares.  One Hundred Million (100,000,000) shares shall be common stock, $0.01 par value per share (the “Common Stock”), and Five Million (5,000,000) shares shall be preferred stock, $0.01 par value per share (the “~~Preferred Stock”), of which One Million (1,000,000) shares shall be designated as Series A Preferred Stock (the “Series A Preferred Stock”) and Five Hundred Fifty Thousand (550,000) shares shall be designated as Series B Preferred Stock (the “Series B~~ Preferred Stock”). The Board of Directors may authorize, without further stockholder approval, the issuance from time to time of the preferred stock in one or more series with such designations and such powers, preferences and rights, and such qualifications, limitations, or restrictions (which may differ with respect to each series) as the Board of Directors may fix by resolution.  Shares of capital stock of the Corporation may be issued for such consideration, not less than the par value thereof, as shall be fixed from time to time by the Board of Directors, and shares issued for such consideration shall be fully paid and nonassessable.

~~A.~~

~~The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock are as set forth below in this Section A of Article V.~~

1.	~~(1)Certain Definitions. For purposes of this Section A of Article V, the following terms shall have the following meanings:~~
~~(a)~~

~~“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or~~

~~one or more Subsidiaries of that person or a combination thereof.  Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.~~

~~(b)~~

~~“Change of Control” means (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any “person” (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that does not include the holder of a majority of the shares of Series A Preferred Stock then outstanding or any person controlling, controlled by, or under common control with such holder (“Affiliate”); or (ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that a “person” (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) or related group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended), that does not include the holder of a majority of the shares of Series A Preferred Stock then outstanding or any Affiliate of such holder, owns more than 50% of the total voting power entitled to vote in the election of directors.~~

~~(c)~~

~~“Person” means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.~~

~~(d)~~

~~“Redemption Date” as to any share means the date specified in the notice of any redemption at the Corporation’s option or at the holder’s option or the applicable date specified herein in the case of any other redemption; provided that no such date shall be a Redemption Date unless the Purchase Price of such share (plus all accrued and unpaid dividends thereon and any required premium with respect thereto) is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.~~

2.

~~(2)Dividend Provisions.  The holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the board of directors, out of any funds legally available for that purpose, cumulative preferential dividends in cash at the rate of 4% a year on the Face Amount (as defined in Section A(3)(a) of this Article V below), and no more, payable quarterly on the first day of each July, October, January and April in each year (each such date being called a “Dividend Payment Date”), beginning with the first such date following the issuance of the shares.  Dividends on the Series A Preferred Stock shall be cumulative from the date of issue (whether or not declared and whether or not in any dividend period or dividend periods there shall be net profits or net assets of the Corporation legally available for the payment of those dividends) from the date of issue.  Accumulated and unpaid dividends on the Series A Preferred Stock shall not bear interest.~~

3.	~~(3)Liquidation Preference.~~
~~(a)~~

~~Upon the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, the holders of shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation, for each such share of Series A Preferred Stock, cash in an amount (the “Face Amount”) equal to the sum of $4.00 plus an amount equal to all accumulated and unpaid dividends per share (whether or not earned or declared) for all dividend periods (including a prorated quarterly dividend from the last preceding Dividend Payment Date to the date of final distribution on those shares of Series A Preferred Stock) before any payment or distribution shall be made on the preferred stock, the common stock or any other class or series of stock ranking junior to the Series A Preferred Stock upon liquidation.~~

~~(b)~~

~~If the Corporation’s assets available for distribution to the holders of shares of Series A Preferred Stock upon any dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which holders of Series A Preferred Stock are entitled pursuant to this Section A(3) of Article V, no such distribution shall be made on account of any shares of any other class of stock or series of preferred stock ranking on a parity with the shares of Series A Preferred Stock unless the distribution is made pro rata, so that the ratio of the amount distributed per share on the Series A~~

~~Preferred Stock to the amount distributed per share on such other class or series shall be the same as the ratio of the amount of the liquidation preference per share of the Series A Preferred Stock to the amount of the liquidation preference per share of such other class or series.~~

~~(c)~~

~~After the payment in cash to the holders of shares of Series A Preferred Stock of the full preferential amounts set forth above, the holders of shares of Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.~~

4.	~~(4)Redemption.~~
~~(a)~~

~~Mandatory Redemption.  The Corporation shall redeem all of the Series A Preferred Stock (or such lesser number then outstanding) on December 31, 2010 (the “Mandatory Redemption Date”), at a price per share equal to the Face Amount thereof (plus all accrued and unpaid dividends thereon).  “Purchase Price” shall mean the purchase price described in this Section A(4)(a) of Article V for redemptions pursuant to this Section and the purchase price described in Section A(4)(i) of this Article V for redemptions pursuant to such Section.~~

~~(b)~~

~~Redemption Payments.  Except as otherwise provided in Section A(4)(i) of this Article V, for each share which is to be redeemed hereunder, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation’s principal office of the certificate representing such share) an amount in cash equal to the Purchase Price of such share (plus all accrued and unpaid dividends thereon).  If the funds of the Corporation legally available for redemption of shares on any Redemption Date are insufficient to redeem the total number of shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of shares pro rata among the holders of the shares to be redeemed based upon the aggregate Purchase Price of such shares held by each such holder (plus all accrued and unpaid dividends thereon).  At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares, such funds shall immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.~~

~~(c)~~

~~Notice of Redemption.  Except as otherwise provided herein, the Corporation shall mail written notice of each redemption of any Series A Preferred Stock to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption is to be made.  Upon mailing any notice of redemption which relates to a redemption at the Corporation’s option, the Corporation shall become obligated to redeem the total number of shares specified in such notice at the time of redemption specified therein.  In case fewer than the total number of shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed shares.~~

~~(d)~~

~~Determination of the Number of Each Holder’s Shares to be Redeemed.  The number of shares of Series A Preferred Stock to be redeemed from each holder thereof in redemptions hereunder shall be the number of shares determined by multiplying the total number of shares to be redeemed times a fraction, the numerator of which shall be the total number of shares then held by such holder and the denominator of which shall be the total number of shares then outstanding.~~

~~(e)~~

~~Dividends After Redemption Date.  No share shall be entitled to any dividends accruing after the date on which the Purchase Price of such share (plus all accrued and unpaid dividends thereon) is paid to the holder of such share.  On such date, all rights of the holder of such share shall cease, and such share shall no longer be deemed to be issued and outstanding.~~

~~(f)~~

~~Redeemed or Otherwise Acquired Shares.  Any shares which are redeemed or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.~~

~~(g)~~

~~Other Redemptions or Acquisitions.  The Corporation shall not, nor shall it permit any Subsidiary to, redeem or otherwise acquire any shares of Series A Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Series A Preferred Stock on the basis of the number of shares owned by each such holder.~~

~~(h)~~

~~Payment of Accrued Dividends.  The Corporation may not redeem any Series A Preferred Stock, unless all dividends accrued on the outstanding Series A Preferred Stock through the immediately preceding Dividend Payment Date have been declared and paid in full.~~

~~(i)~~	~~Change of Control Redemptions.~~
~~(i)~~

~~If a Change of Control has occurred or the Corporation obtains knowledge that a Change of Control is proposed to occur, the Corporation shall give prompt written notice of such Change of Control describing in reasonable detail the material terms and date of consummation thereof to each holder of Series A Preferred Stock, but in any event such notice shall not be given later than five days after the~~

~~occurrence of such Change of Control, and the Corporation shall give each holder of Series A Preferred Stock prompt written notice of any material change in the terms or timing of such transaction.  Any holder of Series A Preferred Stock may require the Corporation to redeem all or any portion of the Series A Preferred Stock owned by such holder or holders at a price per share equal to the Face Amount thereof (plus all accrued and unpaid dividends thereon) by giving written notice to the Corporation of such election prior to the later of (A) 21 days after receipt of the Corporation’s notice and (B) five days prior to the consummation of the Change of Control (the “Expiration Date”).  The Corporation shall give prompt written notice of any such election to all other holders of Series A Preferred Stock within five days after the receipt thereof, and each such holder shall have until the later of (X) the Expiration Date or (Y) ten days after receipt of such second notice to request redemption hereunder (by giving written notice to the Corporation) of all or any portion of the Series A Preferred Stock owned by such holder.~~

~~Upon receipt of such election(s), the Corporation shall be obligated to redeem the aggregate number of shares specified therein on the later of (A) the occurrence of the Change of Control or (B) five days after the Corporation’s receipt of such election(s).  If any proposed Change of Control does not occur, all requests for redemption in connection therewith shall be automatically rescinded, or if there has been a material change in the terms or the timing of the transaction, any holder of Series A Preferred Stock may rescind such holder’s request for redemption by giving written notice of such rescission to the Corporation.~~

~~(ii)~~

~~Redemptions made pursuant to this Section A(4)(i) of Article V shall not relieve the Corporation of its obligation to redeem Series A Preferred Stock on the Mandatory Redemption Date pursuant to Section A(4)(a) of this Article V above.~~

5.

~~(5)Voting Rights.  Holders of shares of Series A Preferred Stock shall not be entitled to vote on any matter, except as otherwise required by law or as expressly provided in this resolution.  With respect to any matter on which the holders of shares of Series A Preferred Stock shall be entitled to vote, holders of shares of Series A Preferred Stock shall be entitled to one vote for each share held.~~

6.

~~(6)Protective Provisions.  As long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, nor shall it permit any Subsidiary to, directly or indirectly, by amendment to the Certificate of Incorporation, by resolution of the board of directors, by consolidation of the Corporation with, or merger of the Corporation into, another corporation, or in any other manner, without the consent of the holders of two-thirds of the then-outstanding shares of Series A Preferred Stock, either given by vote in person or by proxy at a meeting called for that purpose or given in writing:~~

~~(a)~~

~~authorize, or increase the authorized amount of, any class or series of stock having preference or priority over the Series A Preferred Stock as to dividends or the distribution of assets upon liquidation;~~

~~(b) alter any provision of the Series A Preferred Stock; or~~

~~(c)~~

~~increase the authorized number of shares of Series A Preferred Stock or authorize, or increase the authorized amount of, any class or series of stock ranking as to dividends or the distribution of assets upon liquidation on a parity with the Series A Preferred Stock; or~~

~~(d)~~

~~redeem, purchase or otherwise acquire directly or indirectly any class or series of stock ranking as to dividends or the distribution of assets upon liquidation junior to shares of Series A Preferred Stock, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any shares of such class or series.~~

~~Notwithstanding anything to the contrary contained in this Section A(6) of Article V, the board of directors from time to time, without a vote of the holders of shares of Series A of Preferred Stock, may decrease the number of shares constituting the Series A Preferred Stock, but not below such number of shares of Series A Preferred Stock as are actually outstanding at any such time.~~

7.	~~(7)Priority of Stock. For purposes of this Section A of Article V, any stock of any class or series of the Corporation shall be deemed to rank:~~

~~(a)~~

~~prior to shares of Series A Preferred Stock, either as to dividends or upon liquidation, if the holders of that stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding-up of the Corporation, as the case may be, in preference or priority to the holders of shares of Series A Preferred Stock;~~

~~(b)~~

~~on a parity with shares of Series A Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates, redemption or liquidation prices per share or sinking fund provisions, if any, are different from those of the Series A Preferred Stock, if the holders of that stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding-up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of that stock and the holders of shares of Series A Preferred Stock; and~~

~~(c)~~

~~junior to shares of Series A Preferred Stock, either as to dividends or upon liquidation, if the holders of shares of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding-up of the Corporation, as the case may be, in preference or priority to the holders of shares of that stock.~~

8.	~~(8)Events of Noncompliance.~~
~~(a)~~	~~An “Event of Noncompliance” shall have occurred if:~~
~~(i)~~

~~the Corporation fails to make any redemption payment with respect to the Series A Preferred Stock which it is required to make hereunder, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject;~~

~~(ii)~~

~~if the Corporation breaches any representation, warranty or covenant contained in the Restructuring Agreement dated as of January 20, 2003 by and among, the Corporation, the initial holders of Series A Preferred Stock and the other parties thereto or in any writing furnished by the Corporation to any holder of Series A Preferred Stock pursuant to the Restructuring Agreement;~~

~~(iii)~~

~~the Corporation or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any Subsidiary is entered under the Federal Bankruptcy Code; or the Corporation or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any Subsidiary, or of any substantial part of the assets of the Corporation or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary) relating to the Corporation or any Subsidiary under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation or any Subsidiary and either (A) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days;~~

~~(iv)~~

~~a judgment in excess of $1.0 million is rendered against the Corporation or any Subsidiary and, within 60 days after entry thereof, such judgment is not discharged in full or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged in full;~~

~~(v)~~

~~the Corporation or any Subsidiary defaults in the performance of any obligation if the effect of such default is to cause an amount exceeding $1.0 million to become due prior to its stated maturity or to permit the holder or holders of such obligation to cause an amount exceeding $1.0 million to become due prior to its stated maturity; or~~

~~(vi)~~

~~the Corporation or its successors fails to redeem all outstanding shares of Series A Preferred Stock (and/or fails to pay in full all accumulated but unpaid dividends on any and all outstanding shares of Series A Preferred Stock), whether or not such redemption or payment is legally permissible or is prohibited by any agreement to which the Corporation is subject, within 5 business days following a Change of Control or on the Mandatory Redemption Date.~~

~~(b)~~	~~Consequences of Events of Noncompliance.~~
~~(i)~~

~~If an Event of Noncompliance has occurred and continues for a period of 30 days or any other Event of Noncompliance has occurred and is continuing, the dividend rate on the Series A Preferred Stock shall increase immediately by an increment of 1 percentage point.  Thereafter, until such time as no Event of Noncompliance exists, the dividend rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of 1 percentage point(s) (but in no event shall the dividend rate exceed 10%).  Any increase of the dividend rate resulting from the operation of this subparagraph shall~~

~~terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.~~
~~(ii)~~

~~If an Event of Noncompliance has occurred and is continuing (other than an Event of Noncompliance pursuant to Section 6(a)(iii) above), the holder or holders of a majority of the Series A Preferred Stock then outstanding may demand (by written notice delivered to the Corporation) immediate redemption of all or any portion of the Series A Preferred Stock owned by such holder or holders at a price per share equal to the Face Amount thereof (plus all accrued and unpaid dividends thereon).  The Corporation shall give prompt written notice of such election to the other holders of Series A Preferred Stock (but in any event within five days after receipt of the initial demand for redemption), and each such other holder may demand immediate redemption of all or any portion of such holder’s Series A Preferred Stock by giving written notice thereof to the Corporation within 7 days after receipt of the Corporation’s notice.  The Corporation shall redeem all Series A Preferred Stock as to which rights under this paragraph have been exercised within 15 days after receipt of the initial demand for redemption.~~

~~(iii)~~

~~If an Event of Noncompliance of the type described in Section 6(a)(iii) above has occurred, all of the Series A Preferred Stock then outstanding shall be subject to immediate redemption by the Corporation (without any action on the part of the holders of the Series A Preferred Stock) at a price per share equal to the Face Amount thereof (plus all accrued and unpaid dividends thereon).  The Corporation shall immediately redeem all Series A Preferred Stock upon the occurrence of such Event of Noncompliance.~~

~~(iv)~~

~~If any Event of Noncompliance has occurred and is continuing, the number of directors constituting the Corporation’s board of directors shall, at the request of the holders of a majority of the Series A Preferred Stock then outstanding, be increased by such number which shall constitute a minimum majority of the Board of Directors, and the holders of Series A Preferred Stock shall have the special right, voting separately as a single class (with each share being entitled to one vote) and to the exclusion of all other classes of the Corporation’s stock, to elect individuals to fill such newly created directorships, to remove any individuals elected to such directorships and to fill any vacancies in such directorships.  The special right of the holders of Series A Preferred Stock to elect members of the Board of Directors may be exercised at the special meeting called pursuant to this Section 6(b)(iv), at any annual or other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting.  Such special right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right shall terminate subject to revesting upon the occurrence and continuation of any Event of Noncompliance which gives rise to such special right hereunder.~~

~~At any time when such special right has vested in the holders of Series A Preferred Stock, a proper officer of the Corporation shall, upon the written request of the holder of at least 10% of the Series A Preferred Stock then outstanding, addressed to the secretary of the Corporation, call a special meeting of the holders of Series A Preferred Stock for the purpose of electing directors pursuant to this subparagraph.  Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least 10% of the Series A Preferred Stock then outstanding.  If such meeting has not been called by a proper officer of the Corporation within 10 days after personal service of such written request upon the secretary of the Corporation or within 20 days after mailing the same to the secretary of the Corporation at its principal office, then the holders of at least 10% of the Series A Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such Person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation’s principal office, or at such other place designated by the holders of at least 10% of the Series A Preferred Stock then outstanding.  Any holder of Series A Preferred Stock so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subparagraph.~~

~~At any meeting or at any adjournment thereof at which the holders of Series A Preferred Stock have the special right to elect directors, the presence, in person or by proxy, of the holders of a majority of the Series A Preferred Stock then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the Series A Preferred Stock exercising such special right.  The vote of a majority of such quorum shall be required to elect or remove any such director.~~

~~Any director so elected by the holders of Series A Preferred Stock shall continue to serve as a director until the expiration of the lesser of (A) a period of six months following the date on which there is~~

~~no longer any Event of Noncompliance in existence or (B) the remaining period of the full term for which such director has been elected.  After the expiration of such six-month period or when the full term for which such director has been elected ceases (provided that the special right to elect directors has terminated), as the case may be, the number of directors constituting the board of directors of the Corporation shall decrease to such number as constituted the whole board of directors of the Corporation immediately prior to the occurrence of the Event or Events of Noncompliance giving rise to the special right to elect directors.~~

~~(v)~~

~~If any Event of Noncompliance exists, each holder of Series A Preferred Stock shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.~~

9.	~~(9)Miscellaneous.~~
~~(a)~~	~~Sinking Fund. The shares of Series A Preferred Stock shall not be entitled to the benefit of any sinking fund.~~
~~(b)~~

~~Registration of Transfer.  The Corporation shall keep at its principal office a register for the registration of Series A Preferred Stock.  Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate.  Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred Stock represented by the surrendered certificate.~~

~~(c)~~

~~Replacement of Certificates.  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.~~

~~(d)~~

~~Notices.  Except as otherwise expressly provided hereunder, all notices referred to this Section A of Article V shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder.~~

~~B.~~

~~The rights, preferences, privileges, and restrictions granted to and imposed on the Series B Preferred Stock are as set forth below in this Section B of Article V.~~

10.	~~(1)Certain Definitions. For purposes of this Section B of Article V, the following terms shall have the following meanings:~~
~~(a)~~

~~“junior stock” (i) as used in Section B(3) of this Article V, shall mean the Common Stock and any other class or series of capital stock of the Corporation over which the Series B Preferred Stock has preference or priority as to dividends and (ii) as used in Section B(4) of this Article V, shall mean the Common Stock and any other class or series of capital stock of the Corporation over which the Series B Preferred Stock has preference or priority in any liquidation, dissolution or winding up of the Corporation.~~

~~(b)~~

~~“parity stock” (i) as used in Section B(3) of this Article V, shall mean any class or series of capital stock of the Corporation hereafter authorized or issued ranking pari passu with the Series B Preferred Stock as to dividends and (ii) as used in Section B(4) of this Article V, shall mean any class or series of capital stock of~~

~~the Corporation ranking pari passu with the Series B Preferred Stock in any liquidation, dissolution or winding up.~~
11.	~~(2)Dividend Provisions.~~
~~(a)~~

~~Subject to the prior and superior rights of the holders of any shares of any other series of Preferred Stock or any other shares of stock of the Corporation ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, each holder of one one-hundredth (1/100) of a share (a “Unit”) of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, (i) quarterly dividends payable in cash on the last day of February, May, August and November in each year (each such date being a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Unit of Series B Preferred Stock, in an amount per Unit (rounded to the nearest cent) equal to the greater of (A) $0.01 or (B) subject to the provision for adjustment hereinafter set forth, the aggregate per share amount of all cash dividends declared on shares of the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a Unit of Series B Preferred Stock, and (ii) subject to the provision for adjustment hereinafter set forth, quarterly distributions (payable in kind) on each Quarterly Dividend Payment Date in an amount per Unit equal to the aggregate per share amount of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock, by reclassification or otherwise) declared on shares of Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a Unit of Series B Preferred Stock.  In the event that the Corporation shall at any time after May 11, 2009 (the “Rights Declaration Date”) (x) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (y) subdivide outstanding shares of Common Stock or (z) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which the holder of a Unit of Series B Preferred Stock was entitled immediately prior to such event under clause (i)(B) or clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.~~

~~(b)~~

~~The Corporation shall declare a dividend or distribution on Units of Series B Preferred Stock as provided in Section B(2)(a) of this Article V above immediately after it declares a dividend or distribution on the shares of Common Stock (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock, by reclassification or otherwise).~~

~~(c)~~

~~Dividends shall begin to accrue and shall be cumulative on each outstanding Unit of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of a Unit of Series B Preferred Stock, unless the date of issuance of such Unit is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such Unit shall begin to accrue from the date of issuance of such Unit, or unless the date of issuance is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Units of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on Units of Series B Preferred Stock in an amount less than the aggregate amount of all such dividends at the time accrued and payable on such Units shall be allocated pro rata on a Unit-by-Unit basis among all Units of Series B Preferred Stock at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of Units of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.~~

12.	~~(3)Certain Restrictions.~~
~~(a)~~

~~Whenever quarterly dividends or other dividends or distributions payable on Units of Series B Preferred Stock as provided herein are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding Units of Series B Preferred Stock shall have been paid in full, the Corporation shall not:~~

~~(i)~~	~~declare or pay dividends on, or make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of junior stock;~~
~~(ii)~~	~~declare or pay dividends on, or make any other distributions on, any shares of parity stock, except dividends paid ratably on Units of Series B Preferred Stock and shares of all such parity stock on~~

~~which dividends are payable or in arrears in proportion to the total amounts to which the holders of such Units and all such shares are then entitled;~~
~~(iii)~~

~~redeem or purchase or otherwise acquire for consideration shares of any parity stock, provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any junior stock; or~~

~~(iv)~~

~~redeem or purchase or otherwise acquire for consideration any Units of Series B Preferred Stock, or any shares of parity stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such Units and shares of parity stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series and classes.~~

~~(b)~~

~~The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation, unless the Corporation could, under Section B(3)(a) of this Article V, purchase or otherwise acquire such shares at such time and in such manner.~~

13.	~~(4)Liquidation Preference.~~
~~(a)~~

~~Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of junior stock, unless the holders of Units of Series B Preferred Stock shall have received, subject to adjustment as hereinafter provided in Section B(3)(b) of this Article V, the greater of either (A) $1.00 per Unit plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, or (B) the amount equal to the aggregate per share amount to be distributed to holders of shares of Common Stock, or (ii) to the holders of shares of parity stock, unless simultaneously therewith distributions are made ratably on Units of Series B Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of Units of Series B Preferred Stock are entitled under clause (i)(A) of this sentence and to which the holders of shares of such parity stock are entitled, in each case upon such liquidation, dissolution or winding up.~~

~~(b)~~

~~In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the aggregate amount to which holders of Units of Series B Preferred Stock were entitled immediately prior to such event pursuant to clause (i)(B) of Section B(3)(a) of this Article V shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.~~

14.	~~(5)Redemption. The Units of Series B Preferred Stock and shares of Series B Preferred Stock shall not be redeemable.~~
15.	~~(6)Voting Rights. The holders of Units of Series B Preferred Stock shall have the following voting rights:~~
~~(a)~~

~~Subject to the provision for adjustment hereinafter set forth, each Unit of Series B Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall, at any time after the Rights Declaration Date, (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per Unit to which holders of Units of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.~~

~~(b)~~

~~Except as otherwise provided herein, in the Certificate of Incorporation or the Bylaws of the Corporation or as required by law, the holders of Units of Series B Preferred Stock and the holders of shares of Common Stock and any other stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.~~

16.	~~(7)Reacquired Shares. Any Units of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired~~

~~and cancelled promptly after the acquisition thereof.  All such Units shall, upon their cancellation, become authorized but unissued shares (or fractions of shares) of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.~~

17.

~~(8)Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then in any such case Units of Series B Preferred Stock shall at the same time be similarly exchanged for or converted into an amount per Unit (subject to the provision for adjustment hereinafter set forth) equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged.  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the immediately preceding sentence with respect to the exchange or conversion of Units of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.~~

18.

~~(9)Priority of Stock.  The Units of Series B Preferred Stock and shares of Series B Preferred Stock shall rank junior to all other series of the Preferred Stock and to any other class of Preferred Stock that hereafter may be issued by the Corporation as to the payment of dividends and the distribution of assets, unless the terms of any such series or class shall provide otherwise.~~

19.

~~(10)Fractional Shares.  The Series B Preferred Stock may be issued in Units or other fractions of a share, which Units or other fractions shall entitle the holder, in proportion to such holder’s Units or other fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.~~

20.

~~(11)Amendment.  At any time when any Units of Series B Preferred Stock are outstanding, the certificate of incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Units of Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding Units of Series B Preferred Stock, voting separately as a class.~~

ARTICLE VI

Action required or permitted to be taken at a meeting of the stockholders of the Corporation may not be taken by consent or consents in writing in lieu of meeting.  The stockholders of the Corporation owning 80% of the outstanding shares of Common Stock may, by a vote of stockholders present, in person or by proxy, at a meeting in which a quorum is present, amend or repeal this Article VI.  The stockholders of the Corporation may not otherwise amend or repeal this Article VI.

ARTICLE VII

A.

The Board of Directors shall be ~~divided into three classes, as nearly equal in number as the then total number of directors (which shall not be~~not fewer than three, unless otherwise determined by the Board of Directors~~) constituting the whole board permits, with the term of office of one class expiring each year.  At the next election of directors, the director of the first class shall be selected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall~~. Upon the filing of this Restated Certificate of Incorporation (the “Effective Date”), each director shall be elected to hold office for a one-year term expiring at the ~~second succeeding~~next annual meeting ~~and directors of the third class~~of stockholders; provided however, no terms in effect prior to the Effective Date shall be shortened. Notwithstanding the foregoing, however, subject to the rights of the holders of any series of Preferred Stock then outstanding,  (i) at the 2018 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the ~~third succeeding annual meeting.  Subject to the foregoing, at each~~2019 annual meeting of stockholders, ~~the successors to the class of~~(ii) at the 2019 annual meeting of stockholders, the directors whose ~~term shall then~~terms expire at that meeting shall be elected to hold office for a one-year term expiring at the ~~third succeeding~~2020 annual meeting of stockholders, and (iii) at the 2020 annual meeting of stockholders and each ~~director so~~annual meeting of stockholders thereafter, all directors shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders. All directors shall hold office until ~~his~~the expiration of the term for which such director was elected, and until his or her respective successor is elected ~~and qualified, or until his earlier resignation or removal.  If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the three classes to make all classes as nearly equal in number as possible, and the Board of Directors shall decide which class shall contain an unequal number of directors.~~, except in the case of the death, resignation, or removal of any director.

B.

General.  Nominations of persons for election to the Board of Directors may be made at an annual meeting of stockholders or special meeting of stockholders called by the Board of Directors for the purpose of electing directors.  Nominations may be made only (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section B of Article VII.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not fewer than 50 days or more than 80 days prior to the scheduled date of the stockholders’ meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that, if fewer than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth day following the earlier of (x) the day on which such notice of the date of the meeting was mailed or (y) the day on which such public disclosure was made.

Notice.  A stockholder’s notice to the secretary shall set forth:  (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation beneficially owned by such person on the date of such stockholder’s notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities & Exchange Act of 1934 or any successor statute (the “Exchange Act”), including, without limitation, such person’s written consent to be ~~in a~~ named in the proxy statement as a nominee and to ~~serving~~serve as a director if elected; (b) as to the stockholder ~~given~~giving notice, (i) the name and address, as such information appears on the Corporation’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s), (ii) the class and number of shares of the Corporation beneficially owned by such stockholder and each other ~~Stockholder~~stockholder known by such stockholder to be supporting such nominee(s) on the date of such stockholder notice and (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (c) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

Determinations.  No person shall be eligible for election as a director of the Corporation, unless nominated in accordance with the procedures set forth in this Section B.  The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section B, and, if the chairman of the meeting should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

C.

The stockholders of the Corporation owning 80% of the outstanding shares of Common Stock may, by a vote of stockholders present, in person or by proxy, at a meeting in which a quorum is present, amend or repeal this Article VII.  The stockholders of the Corporation may not otherwise amend or repeal this Article VII.

ARTICLE VIII

A.

~~No~~To the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty ~~by such director~~ as a director~~, provided that this Article VIII shall not eliminate or limit the liability or a director (1) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions of such director not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which such director derived an improper personal benefit, in respect of which such breach of fiduciary duty occurred.  If~~. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended ~~after approval by the stockholders of this Article VIII~~ to authorize ~~corporate action~~the further ~~eliminating or limiting the personal~~elimination or limitation of the liability of ~~directors~~a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended ~~from time to time~~.

B.

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C.

Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

~~Right of Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, (a) is or was a director or officer of the Corporation or (b) is or was serving~~

~~at the request of the Corporation a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section B(2) of this Article VIII, the Corporation shall indemnify any such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.  The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation law requires, the payment of such expenses incurred by a director or officer in his or her capacity as such (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service with respect to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.  The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.~~

~~Right of Claimant to Bring Suit.  If a claim under Section B(1) of this Article VIII is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also •the expense of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.~~

~~Non-Exclusivity of Rights.  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.~~

~~Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.~~

~~Expenses as a Witness.  To the extent any director, officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness~~

~~in any action, suit or proceeding, he shall be indemnified against all costs and expenses actually and reasonably incurred by him or on his behalf in connection therewith.~~

~~Indemnity Agreements.  The Corporation may enter into an agreement with any director, officer, employee or agent of the Corporation providing for indemnification to the fullest extent permitted by the Delaware General Corporation Law.~~

ARTICLE IX

A.

As used in this Article IX, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

“5-percent Transaction” means any Transfer described in clause (~~a~~1) or (~~b~~2) of Section ~~9.2~~B.

“5-percent Stockholder” means a Person or group of Persons that would be treated as a “5-percent shareholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g)~~.~~; provided, that for the sole purpose of determining whether any legal entity is a “5-percent Stockholder,” Corporation Securities held by such legal entity shall not be treated as no longer owned by such legal entity pursuant to Treasury Regulation § 1.382-2T(h)(2)(i)(A).

“Agent” has the meaning set forth in Section ~~9.5~~E.

“Board of Directors” or “Board” means the board of directors of the Corporation.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

“Corporation Security” or “Corporation Securities” means (i) shares of common stock of the Corporation, (ii) shares of preferred stock of the Corporation (other than preferred stock described in Section 1504(a)(4) of the Code), (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-~~2T(h~~4(d)(~~4)(v~~9)) to purchase securities of the Corporation, and (iv) any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

“Effective Date” means the date of filing of this Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

“Excess Securities” has the meaning given such term in Section ~~9.4~~D.

“Expiration Date” means the earlier of (i) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this ~~Paragraph NINTH~~Article IX is no longer necessary for the preservation of Tax Benefits or (ii) such date as the Board of Directors shall fix in accordance with Section ~~9.11 of this Paragraph NINTH~~K.

“Percentage Stock Ownership” means the percentage stock ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) and Treasury Regulation § 1.382-4 or any successor provision~~.~~; provided, that (a) for purposes of applying Treasury Regulation § 1.382-2T(k)(2), the Corporation shall be treated as having “actual knowledge” of the beneficial ownership of all outstanding Corporation Securities that would be attributed to any Person and (b) for the sole purpose of determining the Percentage Stock Ownership of any legal entity (and not for the purpose of determining the Percentage Stock Ownership of any other Person), Corporation Securities held by such legal entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation § 1.382-2T(h)(2)(i)(A).

“Person” means any individual, firm, corporation or other legal entity, ~~and includes~~or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition,” within the meaning of Treasury Regulation § 1.382-3(a)(1), of Company Securities or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of such entity or group; provided, however, that a Person shall not mean a Public Group.

“Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

“Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this ~~Paragraph NINTH~~Article IX.

“Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

“Purported Transferee” has the meaning set forth in Section ~~9.4~~D.

“Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, carryforwards of disallowed interest under Section 163(j) of the Code, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Corporation or any direct or indirect subsidiary thereof~~, within the meaning of Section 382 of the Code~~.

“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or Public Group.  A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-~~2T(h~~4(d)(~~4)(v~~9)).  For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Corporation Securities by the Corporation.

“Transferee” means any Person to whom Corporation Securities are Transferred.

“Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

B.

~~9.2 TRANSFER AND OWNERSHIP RESTRICTIONS~~Transfer and Ownership Restrictions.  In order to preserve the Tax Benefits, from and after the Effective Date of this ~~Paragraph NINTH~~Article IX any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void ab initio to the extent that, as a result of such

Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons would become a 5-percent Stockholder or (2) the Percentage Stock Ownership in the Corporation of any 5-percent Stockholder would be increased; provided, however, that any 5-percent Stockholder actually known to the Corporation as of April 30, 2009 may increase its Percentage Stock Ownership by up to five (5) percentage points.

C.

~~9.3 EXCEPTIONS~~Exceptions.  The restrictions set forth in Section ~~9.2~~B of this Article IX shall not apply ~~if~~to an attempted Transfer that is a 5 percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof.  As a condition to granting its approval pursuant to this Section ~~9.3~~C, the Board of Directors, may, in its discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in the application of any limitation under Section 382 or Section 383 of the Code ~~limitation~~ on the use of the Tax Benefits; provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation.  The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Corporation Securities acquired through a Transfer.  Approvals of the Board of Directors hereunder may be given prospectively or retroactively.  The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this ~~Paragraph NINTH~~Article IX through duly authorized officers or agents of the Corporation.  Nothing in this Section ~~9.3~~C shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

~~9.4 EXCESS SECURITIES~~D.

Excess Securities.

(a) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of (i) the Corporation Securities which are the subject of the Prohibited Transfer and (ii) in the case of a Prohibited Transfer of Corporation Securities that are not Common Stock to a holder of Common Stock, the shares of Common Stock of such Purported Transferee (the “Excess Securities”).  Until and unless the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section ~~9.5~~E of this Article IX or until an approval is obtained under Section ~~9.3(b)~~C of this Article IX.  After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities.  For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section ~~9.4~~D or Section ~~9.5~~E shall also be a Prohibited Transfer.

(b) The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to all the direct or indirect ownership interests in such Corporation Securities.  The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this ~~Paragraph NINTH~~Article IX, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of stock and other evidence that a Transfer will not be prohibited by this ~~Paragraph NINTH~~Article IX as a condition to registering any transfer.

E.

~~9.5 TRANSFER TO AGENT~~Transfer to Agent.  If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”).  The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities.  If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section ~~9.6~~F of this Article IX if the Agent rather than the Purported Transferee had resold the Excess Securities.

F.

~~9.6 APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS~~Application of Proceeds and Prohibited Distributions.  The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows:  (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, in an amount equal to the lesser of the proceeds of a sale of Excess Securities or the amount paid by the Purported Transferee for the Excess Securities which amount shall be determined at the sole discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors.  The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of

Excess Securities.  The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section ~~9.6~~F.  In no event shall the proceeds of any sale of Excess Securities pursuant to this Section ~~9.6~~F inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by the Agent in performing its duties hereunder.

G.

~~9.7 LEGAL PROCEEDINGS; PROMPT ENFORCEMENT~~Legal Proceedings; Prompt Enforcement.  If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section ~~9.5~~E of this Article IX (whether or not made within the time specified in Section ~~9.5~~E), then the Corporation shall promptly take all cost effective actions which it believes are appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender.  Nothing in this Section ~~9.7~~G shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this ~~Paragraph NINTH~~Article IX being void ab initio; (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand; or (c) cause any failure of the Corporation to act within the time periods set forth in Section ~~9.5~~E to constitute a waiver or loss of any right of the Corporation under this ~~Paragraph NINTH~~Article IX.  The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this ~~Paragraph NINTH~~Article IX.

H.

~~9.8 LIABILITY~~Liability.  To the fullest extent permitted by law, any stockholder subject to the provisions of this ~~Paragraph NINTH~~Article IX who knowingly violates the provisions of this ~~Paragraph NINTH~~Article IX and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

I.

~~9.9 OBLIGATION TO PROVIDE INFORMATION~~Obligation to Provide Information.  As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Corporation Securities, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this ~~Paragraph NINTH~~Article IX or the status of the Tax Benefits of the Corporation.

J.

~~9.10 LEGENDS~~Legends.  The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of Corporation Securities that are subject to the restrictions on transfer and ownership contained in this ~~Paragraph NINTH~~Article IX bear the following legend:

“THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF CORPORATION SECURITIES OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF CORPORATION SECURITIES OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A FIVE PERCENT SHAREHOLDER UNDER THE CODE AND SUCH REGULATIONS.  IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE CORPORATION SECURITIES WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT.  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.  ANY HOLDER WHO KNOWINGLY VIOLATES THE TRANSFER RESTRICTIONS AND ANY PERSONS CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH SUCH HOLDER SHALL BE JOINTLY AND SEVERALLY LIABLE TO THE CORPORATION FOR, AND SHALL INDEMNIFY AND HOLD THE CORPORATION HARMLESS AGAINST, ANY AND ALL DAMAGES SUFFERED AS A RESULT OF SUCH VIOLATION, INCLUDING BUT NOT LIMITED TO DAMAGES RESULTING FROM A REDUCTION IN, OR ELIMINATION OF, THE CORPORATION’S ABILITY TO UTILIZE ITS TAX BENEFITS (AS DEFINED IN THE CERTIFICATE OF INCORPORATION).”

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of Corporation Securities that are subject to conditions imposed by the Board of Directors under Section ~~9.3~~C of this ~~Paragraph NINTH~~Article IX also bear a conspicuous legend referencing the applicable restrictions.

~~9.11 AUTHORITY OF BOARD OF DIRECTORS.~~

K.

Authority of Board of Directors.

(a) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this ~~Paragraph NINTH~~Article IX, including, without limitation, (i) the identification of 5-percent Stockholders; (ii) whether a Transfer is a 5-percent Transaction or a Prohibited Transfer; (iii) the Percentage Stock Ownership in the Corporation of any 5-percent Stockholder; (iv) whether an instrument constitutes a Corporation Security; (v) the fair market value of the Corporation Securities acquired by and the amount due to a Purported Transferee pursuant to Section ~~9.6~~F of this Article IX; and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this ~~Paragraph NINTH~~Article IX.  In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this ~~Paragraph NINTH~~Article IX for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this ~~Paragraph NINTH~~Article IX.  In the case of an ambiguity in the application of any of the provisions of this ~~Paragraph NINTH~~Article IX, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances.

L.

~~9.12 RELIANCE~~Reliance.  To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation or of the Corporation’s legal counsel, independent auditors, transfer agent, or other employees and agents in making the determinations and findings contemplated by this ~~Paragraph NINTH~~Article IX, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith.  For purposes of determining the existence and identity of, and the amount of Corporation Securities owned by, any stockholder, the Corporation and the members of the Board of Directors will be entitled to rely on record stockholder lists and non-objecting beneficial ownership lists as of any date, subject to our actual knowledge of the ownership of our Corporation Securities.

M.

~~9.13 BENEFITS OF THIS PARAGRAPH NINTH~~Benefits of This Article IX.  Nothing in this ~~Paragraph NINTH~~Article IX shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this ~~Paragraph NINTH~~Article IX.  This ~~Paragraph NINTH~~Article IX shall be for the sole and exclusive benefit of the Corporation and the Agent.

N.

~~9.14 SEVERABILITY~~Severability.  The purpose of this ~~Paragraph NINTH~~Article IX is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits.  If any provision of this ~~Paragraph NINTH~~Article IX or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this ~~Paragraph NINTH~~Article IX.

O.

~~9.15 WAIVER~~Waiver.  With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this ~~Paragraph NINTH~~Article IX, (1) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (2) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

ARTICLE X

The directors of the Corporation may, by a vote of a majority of directors present at a meeting in which a quorum is present, adopt, amend or repeal any Bylaw.  The stockholders of the Corporation owning 80% of the outstanding shares of Common Stock may, by a vote of stockholders present, in person or by proxy, at a meeting in which a quorum is present, adopt, amend or repeal any Bylaw.  The stockholders of the Corporation may not otherwise adopt, amend or repeal any Bylaw.

This Restated Certificate of Incorporation shall be effective on and as of the date of filing this Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware.

* * *

ANNUAL  MEETING  OF  STOCKHOLDERS  OF    ALJ  REGIONAL  HOLDINGS,  INC.    August17,2018PROXYVOTINGINSTRUCTIONS INTERNET  -Access “www.voteproxy.com”and followtheon-screen  instructions or scan the QR code with your smartphone. Have your  proxy card available when you access the web page.   TELEPHONE  -Call toll-free 1-800-PROXIES  (1-800-776-9437) in  theUnitedStatesor1-718-921-8500  fromforeigncountriesfromany  touch-tone telephone and follow the instructions. Have your proxy  card available when you call.   Vote online/phone until 11:59 PM EST the day before the meeting.   MAIL  -Sign, date and mail your proxy card in the envelope  provided as soon as possible.   IN  PERSON  -You may vote your shares in person by attending  the Annual Meeting.   GO  GREEN  -e-Consent makes it easy to go paperless. With  e-Consent, you can quickly access your proxy material, statements  and other eligible documents online, while reducing costs, clutter  and paper waste. Enroll today via www.astfinancial.com to enjoy  online access.    COMPANY  NUMBER  ACCOUNT  NUMBER    NOTICE  OF  INTERNET  AVAILABILITY  OF  PROXY  MATERIALS:  The Notice of Meeting, Proxy Statement, Proxy Card andAnnual Report on Form 10-K  are available at http://www.astproxyportal.com/ast/10808/    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   20333033030000001000  0  081718     THEBOARDOFDIRECTORSRECOMMENDSAVOTE"FORALLNOMINEES"INPROPOSAL1,AND"FOR"PROPOSALS2,3,4,5AND6. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx  1. ToelectMichaelC.Borofsky,JessM.RavichandAnnaVanBuren,eachasaClassIIIdirector,toholdofficeuntil  the Company’s 2021Annual Meeting of Stockholders (or, if Proposal 2 is approved, until the Company’s 2019  AnnualMeeting ofStockholders)oruntil theirrespective successors are elected and duly qualified, or untiltheir  respectiveearlierresignationorremoval.  NOMINEES:    FOR  ALL  NOMINEES  O  Michael C. Borofsky  O Jess M. Ravich  WITHHOLD  AUTHORITY  O Anna Van Buren  FOR  ALL  NOMINEES   FOR  ALL  EXCEPT    (See  instructions  below)    INSTRUCTIONS:  To  withhold  authority  to  vote  for  any  individual  nominee(s),  mark  “FOR  ALL  EXCEPT”  and  fill  in  the  circle  next  to  each  nominee  you  wish  to  withhold,  as  shown  here:     FOR  AGAINST  ABSTAIN    2. To approve the amendment and restatement of the Restated Certificate of  Incorporation of theCompany tophase out theclassified board structure of the  BoardofDirectors.  3. To approve the amendment and restatement of the Restated Certificate ofIncorporationoftheCompanytoeliminatethePreferredStockandauthorizethe  issuanceof5,000,000sharesofblankcheckpreferredstock.  4. To approve the amendment and restatement of the Restated Certificate ofIncorporationoftheCompanytoupdateandmodifytheindemnificationprovisions.  5. To approve the amendment and restatement of the Restated Certificate ofIncorporationoftheCompanytoupdateandmodifytheSection382ownership  changetaxprovisions.  6. To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’sindependent registered public accounting firm for the fiscal year ending  September30,2018.   Intheirdiscretion,theproxiesareauthorizedtovoteuponsuchotherbusinessasmayproperlycomebeforetheAnnualMeeting. Thisproxywhenproperlyexecutedwillbevotedasdirectedhereinby  the undersigned shareholder. If  no  direction  is  made,  this  proxy  will  be  voted  FOR  ALLNOMINEES  in  Proposal  1,  and  FOR  Proposals  2,  3,  4,  5  and  6.    MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.  To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchangestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis method.    Signature of Stockholder   Date:    Signature of Stockholder Date:  Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full  title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0       ALJ   REGIONAL   HOLDINGS,   INC.       Proxy   for   Annual   Meeting   of   Stockholders   on   August   17,   2018       This Proxy is Solicited on Behalf of the BOARD OF DIRECTORS     As   an   alternative   to   completing   this   form,   you   may   enter   your   voting   instructions   by   telephone   at   1-800-PROXIES,   or   via   the   Internet   at   WWW.VOTEPROXY.COM   and   follow   the   simple   instructions.   Use   the   Company   Number   and   Account   Number   shown   on   your   proxy   card.       The undersigned hereby appoints Jess M. Ravich, Executive Chairman, with full power of   substitution, as proxy to vote all the shares of Common Stock which the undersigned would be   entitled to vote if personally present and acting at the Annual Meeting of Stockholders of ALJ   Regional Holdings, Inc., to be held onAugust 17, 2018 at 10:00 a.m. Eastern Time at the offices   of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, and at any   adjournments or postponements thereof, as follows:     (Continued   and   to   be   signed   on   the   reverse   side)       1.1   14475